           As filed with Securities and Exchange Commission on February 12, 2003
                                                     Registration Nos. 333-46401
                                                                        811-3713


--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

Registration Statement Under the Securities Act of  1933                     [ ]
       Pre-Effective Amendment No.                                           [ ]
       Post- Effective Amendment No. 6                                       [X]
                      and

Registration Statement Under the Investment Company Act of 1940
               Amendment No. 4                                               [X]
                        (Check appropriate box or boxes)


                   New England Variable Life Separate Account
                           (Exact Name of Registrant)
                       New England Life Insurance Company
                               (Name of Depositor)
                501 Boylston Street, Boston, Massachusetts 02117
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000

                    (Name and Address of Agent for Service):
                             Marie C. Swift, Esquire
                            Associate General Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116

                                   Copy to:
                            Stephen E. Roth, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                           ---------------------------


It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Variable Life Insurance Policies.

                        ENTERPRISE EXECUTIVE ADVANTAGE
                          Flexible Premium Adjustable
                       Variable Life Insurance Policies
                                   Issued by
                             New England Variable
                           Life Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

   This prospectus offers individual flexible premium adjustable variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

   The Policy provides premium flexibility and a death benefit. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.



   You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:


NEW ENGLAND ZENITH FUND
State Street Research Bond Income Series
MFS Total Return Series
State Street Research Money Market Series
Zenith Equity Series
FI Structured Equity Series
Balanced Series
Loomis Sayles Small Cap Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Focused Value Series
MFS Investors Trust Series
MFS Research Managers Series
FI Mid Cap Opportunities Series

METROPOLITAN SERIES FUND, INC.
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000(R) Index Portfolio
Putnam International Stock Portfolio
MetLife Stock Index Portfolio
MetLife Mid Cap Stock Index Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
State Street Research Aurora Portfolio
Janus Growth Portfolio

State Street Research Investment Trust Portfolio
Franklin Templeton Small Cap Growth Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
Harris Oakmark Large Cap Value Portfolio
State Street Research Large Cap Value Portfolio

MET INVESTORS SERIES TRUST
MFS Mid Cap Growth Portfolio
PIMCO Innovation Portfolio
Met/AIM Mid Cap Core Equity Portfolio
Met/AIM Small Cap Growth Portfolio
PIMCO Total Return Portfolio
State Street Research Concentrated International Portfolio

VARIABLE INSURANCE PRODUCTS FUND ("VIP")
Overseas Portfolio
Equity-Income Portfolio
High Income Portfolio

VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")
Asset Manager Portfolio

AMERICAN FUNDS INSURANCE SERIES
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds Global Small Capitalization Fund



   The first net premium for the Policy generally is credited with net investment experience equal to that of the Zenith State Street Research Money Market Sub-Account until the day that we mail the confirmation for the initial premium (in some states, until 15 days after the date we mail the initial premium confirmation). Thereafter, we invest the Policy's cash value according to your instructions.



   You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.





   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


   THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.



                                  MAY 1, 2003

                               TABLE OF CONTENTS


                                                                     PAGE
                                                                     ----
       SUMMARY OF BENEFITS AND RISKS................................  A-4
        Benefits of the Policy......................................  A-4
        Risks of the Policy.........................................  A-5
        Risks of the Eligible Funds.................................  A-7
       FEE TABLES...................................................  A-7
        Transaction Fees............................................  A-7
        Periodic Charges Other Than Eligible Fund Operating Expenses  A-8
        Annual Eligible Fund Operating Expenses..................... A-10
       HOW THE POLICY WORKS......................................... A-13
       THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS..... A-14
        The Company................................................. A-14
        The Variable Account........................................ A-14
        The Eligible Funds.......................................... A-14
        Share Classes of the Eligible Funds......................... A-17
        Voting Rights............................................... A-18
        Rights Reserved by NELICO................................... A-18
       THE POLICIES................................................. A-18
        Purchasing a Policy......................................... A-18
        Replacing Existing Insurance................................ A-19
        Policy Owner and Beneficiary................................ A-19
        Conversion Rights........................................... A-20
        Substitution of Insured Person.............................. A-21
       PREMIUMS..................................................... A-21
        Flexible Premiums........................................... A-21
        Amount Provided for Investment under the Policy............. A-22
        Right to Return the Policy.................................. A-22
        Allocation of Net Premiums.................................. A-23
       COMMUNICATIONS AND PAYMENTS.................................. A-23
        Payment of Proceeds......................................... A-23
       CASH VALUE................................................... A-24
       DEATH BENEFITS............................................... A-25
        Death Proceeds Payable...................................... A-27
        Change in Death Benefit Option.............................. A-27
        Increase in Face Amount..................................... A-28
        Reduction in Face Amount.................................... A-29
       SURRENDERS AND PARTIAL WITHDRAWALS........................... A-29
        Surrender................................................... A-29
        Partial Withdrawal.......................................... A-30
       TRANSFERS.................................................... A-30
        Transfer Option............................................. A-30
        Dollar Cost Averaging/ Asset Rebalancing.................... A-31

                                                                                 PAGE
                                                                                 ----
LOANS........................................................................... A-31
LAPSE AND REINSTATEMENT......................................................... A-33
 Lapse.......................................................................... A-33
 Reinstatement.................................................................. A-34
ADDITIONAL BENEFITS BY RIDER.................................................... A-34
THE FIXED ACCOUNT............................................................... A-35
 General Description............................................................ A-35
 Values and Benefits............................................................ A-36
 Policy Transactions............................................................ A-36
CHARGES......................................................................... A-37
 Deductions from Premiums....................................................... A-37
 Deductions from Cash Value..................................................... A-38
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account A-40
TAX CONSIDERATIONS.............................................................. A-40
 Introduction................................................................... A-40
 Tax Status of the Policy....................................................... A-41
 Tax Treatments of Policy Benefits.............................................. A-41
 NELICO's Income Taxes.......................................................... A-44
DISTRIBUTION OF THE POLICIES.................................................... A-44
LEGAL PROCEEDINGS............................................................... A-45
FINANCIAL STATEMENTS............................................................ A-45
GLOSSARY........................................................................ A-46
APPENDIX A: CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST............. A-47

                         SUMMARY OF BENEFITS AND RISKS



   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.



BENEFITS OF THE POLICY



   DEATH PROCEEDS. The Policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.



   CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options. The first option provides a level death benefit that is equal to the Policy's face amount. The second option provides a variable death benefit that is equal to the Policy's face amount plus the Policy's cash value. The third option provides a death benefit that is equal to the face amount plus premiums paid, less all partial surrenders. The death benefit under all three options could increase to satisfy tax law requirements if the cash value reaches certain levels.



   After the first Policy year, you may change your death benefit option. A change in death benefit option may have tax consequences.



   PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You can change your payment schedule at any time, you can skip premium payments or make additional payments. We can limit or prohibit payments in some situations, including cases where the insured is in a substandard risk class.



   RIGHT TO RETURN THE POLICY. During the first ten days (more in some states) following your receipt of the Policy, you have the right to return the Policy to us. Depending on state law, we will refund either the cash value of the Policy, plus any sales and premium tax charges that we deducted from the premiums you paid, or the premiums you paid.



   INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of forty-one investment sub-accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future net premiums at any time.



   PARTIAL SURRENDERS. You may withdraw up to 90% of your Policy's net cash value through partial surrenders. Net cash value equals the Policy's cash value reduced by any outstanding Policy loan and accrued loan interest. We reserve the right to limit the amount of partial surrenders in any year to 20% of the Policy's net cash value on the date of the first partial surrender in that year, or if less, the Policy's available loan value. Partial surrenders may have tax consequences.



   TRANSFERS OF CASH VALUE. You may transfer your Policy's cash value among the sub-accounts or between the sub-accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We reserve the right to limit transfers to four per Policy year (12 per year in New York) and to impose a processing charge of $25 for transfers in excess of 12 per Policy year. We offer the following automated transfer privileges:



  . DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from any one sub-account to one or more other sub-accounts and/or the Fixed Account on a periodic basis.

  . ASSET REBALANCING. Under the asset rebalancing program, we automatically reallocate your Policy's cash value among the sub-accounts and the Fixed Account periodically to return the allocation to the percentages you specify.



   LOANS. You may borrow cash value from the Policy. The maximum amount you may borrow is 90% (or more if required by state law) of the cash value of the Policy. We charge you a maximum annual interest rate of 4.75% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in our general account as security for the loan. Loans may have tax consequences.



   SURRENDERS. You may surrender the Policy for its net cash value at any time while the insured is living. Net cash value equals the cash value reduced by any Policy loan and accrued loan interest. A surrender may have tax consequences.



   If you surrender the Policy within the first two Policy years, in most states we will refund to you the total sales charges we deducted on premiums paid in the first Policy year. In states where available, if you elect the Enhanced Surrender Value Rider and you surrender the Policy during the first seven Policy years, we will refund instead all or a portion of the sales and premium tax charges we deducted on premiums paid up to the time of surrender, and in addition, if you surrender in the first three Policy years, a portion of the current year's cost of insurance charges.



   TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the cash value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should be free of Federal income tax.



   CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all or part of your cash value, and to allocate all or a portion of future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.



   SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide additional insurance benefits under the Policy, such as the Adjustable Term Insurance Rider, which provides an additional death benefit payable on the death of the insured, and a Guaranteed Death Benefit Rider, which provides for a guaranteed death benefit until the insured's age 100. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.



   PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.



RISKS OF THE POLICY



   INVESTMENT RISK. If you invest your Policy's cash value in one or more sub-accounts, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.



   SURRENDER AND PARTIAL SURRENDER RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future.



   RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the sub-accounts is poor. If your net cash value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your net cash value, however, your Policy generally will not lapse: (1) during the first three Policy years, if you pay certain required premium amounts; or (2) prior to age 100 of the insured, if you are protected by the Guaranteed Death Benefit Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.



   TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, if a term rider is added, or if your Policy is paid up or almost paid up in the first two Policy years, there is some risk that your Policy may not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.



   Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change, or due to a reduction in your death benefit. If your Policy becomes a MEC, surrenders, partial surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.



   If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans that are outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.



   See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.



   LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the sub-accounts and/or the Fixed Account as collateral, and hold it in our general account. This loan collateral does not participate in the investment experience of the sub-accounts or receive any higher current interest rate that may be credited to the Fixed Account.



   We also reduce the amount we pay on the death of the insured by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the net cash value to zero.



   If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial surrenders you have made exceed the premiums you have paid. Since loans and partial surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

   LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Transfers from the Fixed Account are only allowed once per Policy year and may only be requested within 30 days after the Policy Anniversary. Except with our consent, the maximum amount you may transfer from the Fixed Account in any Policy year is the greater of 25% of the cash value in the Fixed Account on the transfer date and the amount of cash value transferred from the Fixed Account in the preceding Policy year.



   TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.



RISKS OF THE ELIGIBLE FUNDS



   A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.



                                  FEE TABLES



   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.



   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.



TRANSACTION FEES



CHARGE                      WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED MAXIMUM AMOUNT DEDUCTIBLE
------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium      8% of premiums paid*   8% of premiums paid*
Premiums
------------------------------------------------------------------------------------------------------
Premium Tax Imposed on     On payment of premium      2% of premiums paid    2% of premiums paid
Premiums
------------------------------------------------------------------------------------------------------
Transfer Charge            On transfer of cash value  Not currently charged  $25 for each transfer in
                           between Sub-Accounts                              excess of 12 per Policy
                           and to the Fixed Account                          year
------------------------------------------------------------------------------------------------------



--------

* Currently, the sales charge is 1% for premiums paid in excess of the Target Premium, and starting in Policy year eight, the sales charge is 3% for premiums paid up to the Target Premium. The Target Premium for your Policy is shown on your personalized illustration.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.



PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES



CHARGE                       WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------
Cost of Insurance:*

  Minimum and               Monthly                   $.02 to $500.00 per $1,000 $.09 to $500.00 per $1,000
  Maximum Charge                                      of net amount at risk**    of net amount at risk

  Charge for a male         Monthly                   $     per $1,000 of net    $     per $1,000 of net
  insured, age 40, in the                             amount at risk             amount at risk
  nonsmoker preferred
  underwriting class with
  a face amount of
-----------------------------------------------------------------------------------------------------------

Policy Fee                  Monthly                   $5.50 per month            $10 per month
-----------------------------------------------------------------------------------------------------------

Mortality and Expense       Monthly                   .75% in Policy years 1-15; .75% in all Policy years
Risk Charge (annual rate                              .50% in Policy years
imposed on cash value)                                16-20; and .10% in Policy
                                                      years 21+
-----------------------------------------------------------------------------------------------------------

Face Amount                 Monthly for the first 12  $.80 per $1,000 of face    $.80 per $1,000 of face
Increase Charge             months following the face amount increase (not to    amount increase (not to
                            amount increase           exceed $25)                exceed $25)
-----------------------------------------------------------------------------------------------------------

Loan Interest Spread***     Annually (or on loan      .75% of loan collateral    .75% of loan collateral
                            termination, if earlier)
-----------------------------------------------------------------------------------------------------------

--------

* The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.


** The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.


*** We charge interest on Policy loans at an effective rate of 4.75% per year.
    Cash value we hold as security for the loan ("loan collateral") earns interest an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates.

   Charges for Optional Features (Riders):



CHARGE                       WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
------------------------------------------------------------------------------------------------------------
Adjustable Term Insurance
Rider

  Minimum and Maximum       Monthly                    $.02 to $500.00 per        $.09 to $500.00 per
  Charge                                               $1,000 of net amount at    $1,000 of net amount at
                                                       risk                       risk

  Charge for a male         Monthly                    $                          $
  insured, age 40, in the
  nonsmoker preferred
  underwriting class with
  a face amount of $
------------------------------------------------------------------------------------------------------------

Enhanced Surrender Value    On payment of premium (in  .25% of premium paid       .25% of premium paid
Rider                       the first five Policy
                            years)
------------------------------------------------------------------------------------------------------------

Temporary Term Insurance
Rider

  Minimum and Maximum       Monthly                    $.30 to $9.00 per $1,000   $.30 to $9.00 per
  Charge                                               of rider face amount       $1,000 of rider face
                                                                                  amount

  Charge for a male         Monthly                    $                          $
  insured, age 40, in the
  nonsmoker preferred
  underwriting class with
  a Policy face amount of
  $
------------------------------------------------------------------------------------------------------------

Guaranteed Death Benefit    Monthly                    $.01 per $1,000 of face    $.01 per $1,000 of face
Rider                                                  amount (base Policy        amount (base Policy plus
                                                       plus any Adjustable Term   any Adjustable Term
                                                       Insurance Rider)           Insurance Rider)
------------------------------------------------------------------------------------------------------------

Waiver of Monthly
Deduction Rider

  Minimum and Maximum       Monthly                    $.86 to $67.77 per $100    $.86 to $67.77 per $100
  Charge                                               of Monthly Deduction       of Monthly Deduction

  Charge for a male         Monthly                    $                          $
  insured, age 40, in the
  nonsmoker preferred
  underwriting class with
  a face amount of $
------------------------------------------------------------------------------------------------------------

ANNUAL ELIGIBLE FUND OPERATING EXPENSES



   The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2001, before and after any contractual expense subsidy or expense deferral. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                                              MINIMUM MAXIMUM
                                                                              ------- -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets, including management
  fees, distribution (12b-1) fees and other expenses)........................   .31%   6.93%
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual expense subsidy or expense deferral)...............     %       %



   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2001, before and after any applicable contractual expense subsidy or expense deferral arrangement:



ANNUAL OPERATING EXPENSES


(AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                        GROSS      FEE WAIVERS   NET TOTAL
                                      MANAGEMENT  OTHER              TOTAL ANNUAL  AND EXPENSE    ANNUAL
                                         FEES    EXPENSES 12B-1 FEES   EXPENSES   REIMBURSEMENTS EXPENSES
                                      ---------- -------- ---------- ------------ -------------- ---------
NEW ENGLAND ZENITH FUND (CLASS A
  SHARES)
Alger Equity Growth Series...........
Balanced Series......................
Davis Venture Value Series...........
FI Mid Cap Opportunities Series......
FI Structured Equity Series..........
Harris Oakmark Focused Value Series..
Loomis Sayles Small Cap Series.......
MFS Investors Trust Series...........
MFS Research Managers Series.........
MFS Total Return Series..............
State Street Research Bond Income
  Series.............................
State Street Research Money Market
  Series.............................
Zenith Equity Series.................
METROPOLITAN SERIES FUND, INC. (CLASS
  A SHARES)
Franklin Templeton Small Cap Growth
  Portfolio..........................
Harris Oakmark Large Cap Value
  Portfolio..........................
Janus Growth Portfolio...............
Janus Mid Cap Portfolio..............
Lehman Brothers Aggregate Bond Index
  Portfolio..........................
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio........
Morgan Stanley EAFE Index Portfolio..
Neuberger Berman Partners Mid Cap
  Value Portfolio....................

                                                                         GROSS      FEE WAIVERS   NET TOTAL
                                       MANAGEMENT  OTHER              TOTAL ANNUAL  AND EXPENSE    ANNUAL
                                          FEES    EXPENSES 12B-1 FEES   EXPENSES   REIMBURSEMENTS EXPENSES
                                       ---------- -------- ---------- ------------ -------------- ---------
Putnam International Stock Portfolio..
Putnam Large Cap Growth Portfolio.....
Russell 2000 Index Portfolio..........
State Street Research Aurora Portfolio
State Street Research Investment Trust
  Portfolio...........................
State Street Research Large Cap Value
  Portfolio...........................
MET INVESTORS SERIES TRUST (CLASS A
  SHARES)/6/
Met/AIM Mid Cap Core Equity Portfolio.
Met/AIM Small Cap Growth Portfolio....
MFS Mid Cap Growth Portfolio..........
PIMCO Innovation Portfolio............
PIMCO Total Return Portfolio..........
State Street Research Concentrated
  International Portfolio.............
VARIABLE INSURANCE PRODUCTS FUND
  (INITIAL CLASS SHARES)/7/
VIP Equity-Income Portfolio...........
VIP High Income Portfolio.............
VIP Overseas Portfolio................
VIP II Asset Manager Portfolio........
AMERICAN FUNDS INSURANCE SERIES
  (CLASS 2 SHARES)
American Funds Global Small
  Capitalization Fund.................
American Funds Growth Fund............
American Funds Growth-Income Fund.....

--------

/1/ Effective May 1, 2002, the Zenith Equity Series became a "fund of funds" that invests equally in three other series of the New England Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series, and the Capital Guardian U.S. Equity Series (together, the "Underlying Series"). The Zenith Equity Series does not have a management fee, but has its own operating expenses, and will also bear indirectly the management fees and other operating expenses of the Underlying Series. Investing in a fund of funds, like the Zenith Equity Series, involves some duplication of expenses, and may be more expensive than investing in a series that is not a fund of funds. The expenses shown for the Zenith Equity Series for the year ended December 31, 2001, have been restated to reflect the impact of such indirect expenses of the Underlying Series, based upon the equal allocation of assets among the three Underlying Series. MetLife Advisers, LLC maintains the equal division of assets among the Underlying Series by rebalancing Zenith Equity Series' assets each fiscal quarter. Actual expenses, however, may vary as the allocation of assets to the various Underlying Series will fluctuate slightly during the course of each quarter. The New England Zenith Fund prospectus provides more specific information on the fees and expenses of the Zenith Equity Series.


/2/ Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .74% for the FI Structured Equity Series, .84% for the Harris Oakmark Focused Value Series and .82% for the Davis Venture Value Series.


/3/ Our affiliate, MetLife Advisers, LLC (formerly New England Investment Management, LLC) ("MetLife Advisers") advises the series of the New England Zenith Fund (the "Zenith Fund"). MetLife Advisers and the Zenith Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Series of the Zenith Fund, so that Total Annual Expenses of these Series will not exceed, at any time prior to April 30, 2003, the following percentages: .90% for the MFS Investors Trust Series; .90% for MFS Research Managers Series; and .95% for the FI Mid Cap Opportunities Series. Under the
   agreement, if certain conditions are met, MetLife Advisers may be reimbursed by a Series for fees waived or Expenses paid if, in the future, actual Expenses are less than these expense limits. Total Annual Expenses for the FI Mid Cap Opportunities Series, which began operations on May 1, 2002, are estimated.


/4/ MetLife Advisers and the Metropolitan Series Fund, Inc. ("Metropolitan Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2003, the following percentages: 1.00% for the Putnam Large Cap Growth Portfolio; .55% for the Russell 2000 Index Portfolio; .45% for the MetLife Mid Cap Stock Index Portfolio; .75% for the Morgan Stanley EAFE Index Portfolio; .95% for the Janus Growth Portfolio; 1.05% for the Franklin Templeton Small Cap Growth Portfolio; and .85% for the State Street Research Large Cap Value Portfolio. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the Janus Growth Portfolio, the Franklin Templeton Small Cap Growth Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits. Total Annual Expenses for the State Street Research Large Cap Value Portfolio, which began operations on May 1, 2002, are estimated.


/5/ Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been 1.14% for the Putnam International Stock Portfolio, .50% for the State Street Research Investment Trust Portfolio, .69% for the Neuberger Berman Partners Mid Cap Value Portfolio and .84% for the Harris Oakmark Large Cap Value Portfolio.


/6/ Met Investors Advisory LLC ("Met Investors Advisory") and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2003, the following percentages: .80% for the MFS Mid Cap Growth Portfolio, 1.10% for the PIMCO Innovation Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, .65% for the PIMCO Total Return Portfolio and 1.10% for the State Street Research Concentrated International Portfolio. Total Annual Expenses for these Portfolios are annualized from their October 9, 2001 inception date. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.


/7/ Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio, .70% for VIP High Income Portfolio and .63% for VIP II Asset Manager Portfolio.



   The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. The Variable Insurance Products Fund and the American Funds Insurance Series are not affiliated with NELICO.



   An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from the Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.



   For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                                  [FLOW CHART]

HOW THE POLICY WORKS
PREMIUM PAYMENTS
.. Flexible
.. Planned premium options
.. Minimum premium (in first three Policy years)
.. Guaranteed Death Benefit Premium (to age 100) (available only if Option 1 death benefit and cash value accumulation test with Net Single Premium Corridor elected for Policy)
CHARGES FROM PREMIUM PAYMENTS
.. Sales Load: Currently, 8% on amount paid up to Target Premium in first eight Policy years and 3% thereafter, 1% on amount paid above Target Premium in all years. (Guaranteed not to exceed 8% of any premium paid if any year.) We refund the sales load deducted from premiums paid in the first Policy year if you surrender for cash in the first two Policy years (in most states).
.. State Premium Tax Charge: 2%
.. Enhanced Cash Surrender Value Rider (if selected): 25% of premiums paid in first five Policy years.
LOANS
.. Beginning 15 days after mailing of initial premium confirmation, you may borrow a portion of your cash value
.. Loan interest charge is 4.75%. We transfer loaned funds out of the Eligible Funds into the General Account where they are credited with not less than 4.0% interest. (Currently NELICO intends to credit 4.50% interest after 10 Policy years and 4.75% in Policy year 21 and thereafter.)
RETIREMENT BENEFITS
.. Fixed settlement options are available for policy proceeds
CASH VALUES
.. Net premium payments invested in your choice of Eligible Fund Investments or the Fixed Account (generally after an initial period during which net investment experience equal to that of the State Street Research Money Market Sub-Account may be credited)
.. The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
.. The cash value invested in mutual funds is not guaranteed
.. Any earnings accumulate free of any current income taxes
.. You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account), once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year.
Transfers from (and, in certain circumstances, to) the Fixed Account are limited as to timing, frequency and amount
.. You may allocate cash value among as many accounts as you choose. You must allocate whole percentages.
DEATH BENEFIT
.. Three Death Benefit Options
.. We guarantee the Policy will not lapse regardless of net cash value amount if Guaranteed Death Benefit rider is in effect (available under certain circumstances)
.. Income tax free to named beneficiary
.. Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation)
.. If you add term insurance coverage, you elect whether to include it in the calculation of the Option 1, Option 2 or Option 3 death benefit
.. You may increase the face amount, subject to any necessary underwriting and a monthly charge of $0.80 per $1,000 of increase (not to exceed $25) for 12 months, if the increase is underwritten
DAILY DEDUCTIONS FROM ASSETS IN THE VARIABLE ACCOUNT
.. Investment advisory fees and other expenses are deducted from the Eligible Fund values daily
BEGINNING OF MONTH CHARGES
The cost of insurance charge (reflecting any substandard risk or guaranteed issue rating)
.. Any Rider Charges
.. Policy Fee: $5.50 (not to exceed $10.00) per month
.. Mortality and expense risk charge of .75% of cash value, reduced to .50% in Policy year 16 and to .10% after the 20th Policy year (guaranteed not to exceed .75% in all years)
.. Guaranteed Death Benefit Charge (if rider selected): $.01 per $1000 face amount monthly
LIVING BENEFITS
.. If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.
.. You may surrender the Policy at any time for its cash surrender value
.. Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
.. Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
.. Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

                       THE COMPANY, THE VARIABLE ACCOUNT


                            AND THE ELIGIBLE FUNDS



THE COMPANY



   New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at One Madison Avenue, New York, New York 10010. NELICO is licensed to sell life insurance in all states and the District of Columbia. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116. We are obligated to pay all benefits under the Policies.



THE VARIABLE ACCOUNT



   The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account.



THE ELIGIBLE FUNDS



   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the New England Zenith Fund, the Metropolitan Series Fund, the Met Investors Series Trust, the Variable Insurance Products Fund I, the Variable Insurance Products Fund II and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.



   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:



NEW ENGLAND ZENITH FUND                           ADVISER: METLIFE ADVISERS, LLC




ELIGIBLE FUND                                SUB-ADVISER                   INVESTMENT OBJECTIVE
-------------                                -----------                   --------------------

Alger Equity Growth Series             Fred Alger Management,   Long-term capital appreciation.
                                       Inc.

Balanced Series                        Wellington Management    Long-term total return from a combination
                                       Company, LLP             of capital appreciation and current income.

Davis Venture Value Series             Davis Selected Advisers, Growth of capital.
                                       L.P./1/

FI Mid Cap Opportunities Series        Fidelity Management &    Long-term growth of capital.
                                       Research Company

FI Structured Equity Series/2/         Fidelity Management &    Long-term growth of capital.
                                       Research Company

Harris Oakmark Focused Value Series/3/ Harris Associates L.P.   Long-term capital appreciation.

Loomis Sayles Small Cap Series/4/      Loomis, Sayles &         Long-term capital growth from
                                       Company, L.P.            investments in common stocks or other
                                                                equity securities.

ELIGIBLE FUND                            SUB-ADVISER                  INVESTMENT OBJECTIVE
-------------                            -----------                  --------------------

MFS Investors Trust Series         Massachusetts Financial Long-term growth of capital with a
                                   Services Company        secondary objective to seek reasonable
                                                           current income.

MFS Research Managers Series       Massachusetts Financial Long-term growth of capital.
                                   Services Company

MFS Total Return Series/4/         Massachusetts Financial A favorable total return through investment
                                   Services Company        in a diversified portfolio.

State Street Research Bond Income  State Street Research & A competitive total return primarily from
Series/4/                          Management Company      investing in fixed-income securities.

State Street Research Money Market State Street Research & A high level of current income consistent
Series/5/                          Management Company      with preservation of capital.

Zenith Equity Series/6/            N/A                     Long-term capital appreciation.

METROPOLITAN SERIES FUND, INC.....                                   ADVISER: METLIFE ADVISERS, LLC/7/


ELIGIBLE FUND                               SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                               -----------                 --------------------
Franklin Templeton Small Cap Growth   Franklin Advisers, Inc. Long-term capital growth.
Portfolio

Harris Oakmark Large Cap Value        Harris Associates L.P.  Long-term capital appreciation.
Portfolio

Janus Growth Portfolio                Janus Capital           Long-term growth of capital.
                                      Management, LLC

Janus Mid Cap Portfolio               Janus Capital           Long-term growth of capital.
                                      Management, LLC

Lehman Brothers Aggregate Bond        Metropolitan Life       To equal the performance of the Lehman
Index Portfolio                       Insurance Company       Brothers Aggregate Bond Index.

MetLife Mid Cap Stock Index Portfolio Metropolitan Life       To equal the performance of the Standard
                                      Insurance Company       & Poor's MidCap 400 Composite Stock
                                                              Index.

MetLife Stock Index Portfolio         Metropolitan Life       To equal the performance of the Standard
                                      Insurance Company       & Poor's 500 Composite Stock Price
                                                              Index.

Morgan Stanley EAFE Index Portfolio   Metropolitan Life       To equal the performance of the MSCI
                                      Insurance Company       EAFE Index.

Neuberger Berman Partners Mid Cap     Neuberger Berman        Capital growth.
Value Portfolio                       Management Inc.

Putnam International Stock Portfolio  Putnam Investment       Long-term growth of capital.
                                      Management, LLC

Putnam Large Cap Growth Portfolio     Putnam Investment       Capital appreciation.
                                      Management, LLC

Russell 2000 Index Portfolio          Metropolitan Life       To equal the return of the Russell 2000
                                      Insurance Company       Index.

ELIGIBLE FUND                                   SUB-ADVISER                   INVESTMENT OBJECTIVE
-------------                                   -----------                   --------------------

State Street Research Aurora Portfolio/8/ State Street Research & High total return, consisting principally of
                                          Management Company      capital appreciation.

State Street Research Investment Trust    State Street Research & Long-term growth of capital and income.
Portfolio                                 Management Company

State Street Research Large Cap Value     State Street Research & Long-term growth of capital.
Portfolio                                 Management Company

MET INVESTORS SERIES TRUST                                                 ADVISER: MET INVESTORS ADVISORY LLC
ELIGIBLE FUND                                   SUB-ADVISER                   INVESTMENT OBJECTIVE
-------------                                   -----------                   --------------------
Met/AIM Mid Cap Core Equity Portfolio     AIM Capital Management, Long-term growth of capital.
                                          Inc.

Met/AIM Small Cap Growth Portfolio        AIM Capital Management, Long-term growth of capital.
                                          Inc.

MFS Mid Cap Growth Portfolio              Massachusetts Financial Long-term growth of capital.
                                          Services Company

PIMCO Innovation Portfolio                PIMCO Equity Advisors   To seek capital appreciation; no
                                                                  consideration is given to income.

PIMCO Total Return Portfolio              Pacific Investment      To seek maximum total return, consistent
                                          Management Company LLC  with the preservation of capital and prudent investment management.

State Street Research Concentrated        State Street Research & Long-term growth of capital.
International Portfolio                   Management Company

VARIABLE INSURANCE PRODUCTS FUND                               ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY
ELIGIBLE FUND                                   SUB-ADVISER                   INVESTMENT OBJECTIVE
-------------                                   -----------                   --------------------
VIP Equity-Income Portfolio               N/A                     To seek reasonable income. The fund will
                                                                  also consider the potential for capital
                                                                  appreciation. The fund's goal is to achieve
                                                                  a yield which exceeds the composite yield
                                                                  of securities comprising the S&P 500
                                                                  Index.

VIP High Income Portfolio                 N/A                     To seek a high level of current income
                                                                  while also considering growth of capital.
                                                                  Lower-quality debt securities (those of less
                                                                  than investment-grade quality) can be
                                                                  more volatile due to increased sensitivity
                                                                  to adverse issuer, political, regulatory,
                                                                  market or economic developments.

VIP Overseas Portfolio                    N/A                     To seek long-term growth of capital.
                                                                  Foreign markets, particularly emerging
                                                                  markets, can be more volatile than the U.S.
                                                                  market due to increased risks of adverse
                                                                  issuer, political, regulatory, market or
                                                                  economic development and can perform
                                                                  differently than the U.S. market.

ELIGIBLE FUND                  SUB-ADVISER            INVESTMENT OBJECTIVE
-------------                  -----------            --------------------

VIP II Asset Manager Portfolio     N/A     To seek high total return with reduced risk
                                           over the long-term by allocating its assets
                                           among stocks, bonds and short-term
                                           instruments.

AMERICAN FUNDS INSURANCE SERIES       ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
ELIGIBLE FUND                  SUB-ADVISER            INVESTMENT OBJECTIVE
-------------                  -----------            --------------------
American Funds Global Small        N/A     To seek capital appreciation through
Capitalization Fund                        stocks.

American Funds Growth Fund         N/A     To seek capital appreciation through
                                           stocks.

American Funds Growth--Income      N/A     To seek capital appreciation and income.
Fund

--------

/1/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary.


/2/ Effective May 1, 2002, Fidelity Management & Research Company became the sub-adviser to the FI Structured Equity Series, formerly known as the Westpeak Growth and Income Series. Prior to that time, Westpeak Investment Advisors, L.P. was the sub-adviser. MetLife Advisers became the adviser on May 1, 1995.


/3/ Formerly, the Harris Oakmark Mid Cap Value Series. MetLife Advisers became the adviser on May 1, 1995.


/4/ MetLife Advisers became the adviser on May 1, 1995.


/5/ MetLife Advisers became the adviser on May 1, 1995. An investment in the State Street Research Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Series. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Series may become extremely low and possibly negative.


/6/ Effective May 1, 2002, the Zenith Equity Series (formerly, the Capital
    Growth Series) became a "fund of funds" that invests equally in three other series of the Zenith Fund -- the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. The sub-advisers to these funds are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively. Capital Growth Limited Partnership was the sub-adviser to the Zenith Equity Series until May 1, 2002.


/7/ Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser.


/8/ Formerly, the State Street Research Aurora Small Cap Value Portfolio.



FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.



   The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.



SHARE CLASSES OF THE ELIGIBLE FUNDS



   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the New England Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for VIP and VIP II we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

VOTING RIGHTS



   We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.



   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions.



   We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.



   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.



RIGHTS RESERVED BY NELICO



   We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.



   We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.



                                 THE POLICIES



PURCHASING A POLICY



   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office.



   Each Policy is part of a "case," which is a group of one or more Policies linked by a factor such as a common employer of the insureds. We decide what Policies constitute a case. Policies in a case usually have a common Policy owner (for example, the employer of the insureds). In addition, the total annual premium payment payable on the Policy or Policies included in the case must be at least $100,000.

   The Policies are available for insureds from the age of 20 to 80 on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. We issue guaranteed issue Policies based on very limited underwriting information. (Guaranteed issue Policies may not be available in New Jersey.) All persons must meet our underwriting and other requirements. The minimum face amount available at issue is $50,000, unless we consent to a lower amount. We allow you to include Adjustable Term Insurance Rider coverage to meet our minimum face amount requirements, but you must have at least $10,000 of base Policy face amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.



   We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.



   We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Sub-Account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.



REPLACING EXISTING INSURANCE



   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.



POLICY OWNER AND BENEFICIARY



   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.



   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.



   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Communications and Payments".)

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)



CONVERSION RIGHTS



   GENERAL 24 MONTH RIGHT. Generally, during the first 24 months after the Policy's issue date, and during the first 24 months after the date of an increase in face amount, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.



   You may exercise this privilege only once within 24 months after issue, and only once within 24 months after each increase in face amount. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").



   The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may allocate to the Fixed Account only (i) the Policy's cash value before any face amount increase plus the portion of future premiums attributable to the Policy's face amount before any increase, if you exercise the right during the first 24 months after issue, or
(ii) the portion of the Policy's cash value and future premiums attributable to the face amount increase, if you exercise the right within 24 months after a face amount increase. After exercising the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your most recent exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your most recent exercise of the 24 Month Right.



   FOR POLICIES ISSUED IN MARYLAND, NEW JERSEY, NEW YORK AND
CONNECTICUT. Under Policies issued in Maryland, New Jersey, New York and Connecticut, you can exchange the initial face amount of your Policy, and any increase in face amount of your Policy, for a fixed benefit whole life or endowment life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date or, if you are exchanging an increase in face amount, within 24 months after the date of the increase. If you exercise this option, you will have to make up any investment loss you had under your Policy.



   We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. For the exchange of the initial face amount of the variable life policy, the new policy will have the same issue age, underwriting class and policy date as the variable life policy had. For the exchange of an increase in face amount, the new policy will have the same issue age and underwriting class of the insured as on the date of the increase, and a policy date equal to the effective date of the increase. We will attach any riders to the original Policy to the new policy if they are available.



   Contact our Designated Office or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

   FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under policies issued in New York and Florida, you can exchange your Policy while it is in force for a new policy issued by us or an affiliate, which provides Paid-Up Insurance. Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the insured's age on the date of the exchange. Paid-Up Insurance is permanent life insurance with no further premiums due. The face amount of the new policy of Paid-Up Insurance may be less than the face amount of this Policy.



SUBSTITUTION OF INSURED PERSON



   Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law if you selected the guideline premium test and, therefore, may require a partial surrender of cash value.



   Your registered representative can provide current information on the availability of the rider. You should consult your tax adviser before substituting the insured person under your Policy.



                                   PREMIUMS



FLEXIBLE PREMIUMS



   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting and our consent. No payment can be less than $25 ($10 for payments made under certain monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.



   You can pay Planned Premiums on an annual, semi-annual, quarterly or monthly schedule. You can change your Planned Premium schedule by sending your request to our Designated Office. (See "Communications and Payments.") However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.



   You may make payments by check or money order. We will send premium notices for annual, semi-annual, quarterly or monthly Planned Premiums. You may also make premium payments by wire transfer of federal funds in accordance with our current procedures.



   You may not make premium payments on and after the Policy anniversary on which the insured reaches age 100, except under the Policy's grace period provision. (See "Lapse and Reinstatement".)



   If you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".)



   We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payment. (See "Communications and Payments".)



   We treat a payment we receive while a Policy loan is outstanding first as a Planned Premium, second as payment of loan interest due, third as a repayment of the Policy loan, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, unless you instruct us otherwise in writing, while a Policy loan is outstanding we treat any payment we receive that is in the exact amount of the Planned Premium as a Planned Premium. If the payment is not in the exact amount of the Planned Premium, unless you instruct us otherwise in writing, we treat it first as payment of Policy loan interest due, second as a repayment of the Policy loan, third as a Planned Premium, and last as an unscheduled payment.)



   If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans", "Deductions from Premiums" and "Death Benefits".)



AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY



   INVESTMENT START DATE. Your initial premium is credited with investment performance as of the investment start date. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date. For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise it means the earlier of receipt by a NELICO agency or by our Designated Office. (See "Communications and Payments".)



   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the later of the date Part II (if any) of the application is signed and receipt of the premium payment. In that case, the Policy Date and the investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may make only one premium payment before the Policy is issued.



   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement. (See "Death Benefits".) If we issue the Policy, Monthly Deductions begin from the Policy Date, even if we delayed issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.



   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is the date of delivery, and the investment start date is the date your premium payment is received by a NELICO agency or at our Designated Office, whichever is earlier. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net annual rate on the net Minimum Premium (see "Premiums") for any period by which the Policy Date precedes the investment start date. Insurance coverage begins when we receive the number of monthly payments due.





   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.



RIGHT TO RETURN THE POLICY



   You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to our Designated Office or to your registered representative. (See "Communications and Payments".) Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.



   You may cancel an increase in face amount within 10 days (more in some states) after you receive the adjusted Policy. You may return the face amount increase to NELICO or your registered representative. The face amount increase will be canceled from its beginning and we will return to your cash value any processing charge and Monthly Deduction made for the face amount increase.

ALLOCATION OF NET PREMIUMS



   Your cash value is held in the general account of NELICO or an affiliate until we mail the confirmation for the initial premium. We credit the first net premium with net investment experience equal to that of the State Street Research Money Market Sub-Account from the investment start date until the day that we mail the confirmation for the initial premium (in states that require a refund of premiums if you exercise the Right to Return the Policy, until 15 days after we mail the initial premium confirmation). Then, we allocate the Policy's cash value to the Sub-Accounts and/or the Fixed Account as you choose. For special rules regarding allocations to the Fixed Account, see "The Fixed Account".



   You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, and among as many accounts (including the Fixed Account) as you choose. You must allocate whole percentages. If you increase the Policy face amount, we allocate the portion of net premiums attributable to the increase among accounts in accordance with your current allocation instructions.



   You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Communications and Payments".)





   When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. ( See "Cash Value".)



                          COMMUNICATIONS AND PAYMENTS



   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request or payment conforming to our administrative procedures at our Designated Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.



   The Designated Office for various Policy transactions is as follows:



             Premium Payments           New England Financial
                                        75 Remittance Drive,
                                        Suite 1672
                                        Chicago, IL 60675-1672

             All Other Policy           New England
               Transactions and         Financial/MetLife
               Inquiries                P.O. Box 547
                                        Warwick, RI 02887-0547
                                        (888) 458-2654





PAYMENT OF PROCEEDS



   We ordinarily pay any net cash value, loan value or death benefit proceeds payable from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

                                  CASH VALUE



   Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:



    -- net premium payments



    -- the net investment experience of the Policy's sub-accounts



    -- interest credited to cash value in the Fixed Account



    -- interest credited to amounts held in the general account for a Policy loan



    -- the death benefit option you choose



    -- Policy charges



    -- partial surrenders



    -- transfers among the sub-accounts and Fixed Account



   We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest). We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid for the first Policy year. If the Enhanced Surrender Value Rider is in effect, we will refund instead (1) all or a portion of the total sales and premium tax charges deducted on premiums you paid up to the date of surrender, if you surrender during the first seven Policy years; and (2) a portion of the current year's cost of insurance charges, if you surrender in the first three Policy years. The Rider is only available to business-owned cases with annual recurring premium of at least $3 million, and it may not be available in all states. Moreover, neither the refund of sales charges provided under the base Policy, nor the refund of sales and cost of insurance charges provided under the Enhanced Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code. (See "Charges" and "Surrender" for more information.) If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loans" and "Deductions from Cash Value".)



   The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.



   The Policy's total cash value in the Variable Account equals the number of units credited in each sub-account multiplied by that sub-account's unit value. We convert any premium or cash value allocated to a sub-account into units of the sub-account. Full or partial surrenders, Policy loans, transfers and charges deducted from the cash value reduce the number of units credited in a sub-account. We determine the number of units by dividing the dollar amount of the transaction by the sub-account's unit value next determined following the transaction. (In the case of an initial premium, we use the unit value on the Investment Start Date.)



   The unit value of a sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. The unit value for each sub-account was set at $100.00 on or about the time when shares of the corresponding Eligible Fund first became available to investors. We determine the unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent unit value by the net investment factor ("NIF") for that day (see below).



   The NIF for a sub-account reflects:



    -- the change in net asset value per share of the corresponding Eligible
       Fund (as of the close of regular trading on the Exchange) from its last value,



    -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and



    -- any deductions for taxes that we make from the Variable Account.



   The NIF can be greater or less than one.

                                DEATH BENEFITS





   If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that generally begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). We may increase these limits. These provisions vary in some states.



   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.


   The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

   The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

   The Option 3 (Face Amount Plus Premiums) death benefit is equal to the face amount, plus premiums paid (less all partial surrenders). The Option 3 death benefit is also subject to increases required by the Internal Revenue Code.

   CHOICE OF TAX TEST. To meet the Internal Revenue Code's definition of life insurance, the death benefit, which for these purposes includes any coverage provided under the Adjustable Term Insurance Rider if you choose to add it to the face amount of your Policy, will not be less than what is required by either (1) the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or (2) the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, whichever you select when the Policy is issued. The test you select at issue is used for the life of the Policy and cannot be changed.


   Under the cash value accumulation test, the death benefit is not less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code (the "Net Single Premium Corridor"). Net single premiums are based on the age and sex of the insured at the time of the calculation, and increase over time. Sample net single premiums appear in Appendix A.



   If you choose the cash value accumulation test, you may choose an "Enhanced Net Single Premium Corridor". If you do, the death benefit will not be less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code times the Enhanced Net Single Premium Factor. The Enhanced Net Single Premium Factors vary by the attained age of the insured. These factors are shown in Appendix A.


   Under the guideline premium test, the death benefit is not less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered. This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)


   If you choose the guideline premium test, you must select either the "Guideline Premium Test with IRS Corridor" or the "Guideline Premium Test with Enhanced Corridor". Appendix A shows the percentages that are applied to the cash value under both the IRS Corridor and the Enhanced Corridor.

   If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your primary objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit. If cash value growth in the later Policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower mortality charges, once the Policy's death benefit is subject to increases required by the Internal Revenue Code.


   If you select the "Guideline Premium Test with Enhanced Corridor" or "Cash Value Accumulation Test with Enhanced Net Single Premium Corridor", the death benefits when the insured is age 76 through 89 could potentially be a greater percentage of the cash value than with the standard corridor for the chosen tax test. The death benefit amounts at those ages will only be affected if the cash values have reached levels that would force the death benefit amounts to be increased. When the insured's age is under 76 and over 89, the enhanced and standard corridor factors are equal. If the enhanced factors result in increased death benefit protection, there will be higher cost of insurance charges to provide the increased coverage. If the cash values never reach the required levels, the enhanced and standard options will result in the same death benefit protection. The maximum limits on premium payments for any given face amount would not change due to your choice of enhanced corridor or standard corridor factors. If death benefit protection at ages 76 through 89 is an important factor to you, the enhanced corridor for the tax test chosen may be the appropriate choice.


   IF YOU SELECT THE GUIDELINE PREMIUM TEST OR THE CASH VALUE ACCUMULATION TEST WITH THE ENHANCED NET SINGLE PREMIUM CORRIDOR, YOU WILL NOT BE ABLE TO ADD THE GUARANTEED DEATH BENEFIT RIDER TO YOUR POLICY. (SEE "LAPSE" FOR A DESCRIPTION OF THE GUARANTEED DEATH BENEFIT RIDER.)


   TERM RIDER "IN" OR "OUT". If you add an Adjustable Term Insurance Rider to the Policy, you can have the face amount of the Rider added to the face amount of the Policy for purposes of calculating the Option 1, Option 2 or Option 3 death benefit. If you include the rider coverage in the calculation of the death benefit ("inside term"), the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("outside term"), the Policy may provide greater potential for the death benefit to grow relative to cash value.


   If you elect the Adjustable Term Insurance Rider, either when or after the Policy is issued, and your Policy has the Guaranteed Death Benefit Rider, then you must choose to add the Adjustable Term Insurance Rider coverage to the Policy's face amount in the calculation of the Policy's Option 1 death benefit. See "Lapse" for a description of the Guaranteed Death Benefit Rider. Under policies issued in New York, only the coverage provided by the Adjustable Term Insurance Rider to Age 100 can be added to the Policy's face amount for purposes of calculating the death benefit, and only if the Policy is issued on a sex-distinct basis and premiums are entirely employer-paid. For more information on the term riders, see "Additional Benefits by Rider".



   AGE 100. If death occurs at or after the Policy Anniversary when the insured reaches attained age 100, the death benefit is equal to the greater of
(i) the cash value on the date of death; or (ii) the face amount, if the Policy had a Guaranteed Death Benefit Rider attached, and the Guaranteed Death Benefit was in effect on the Policy Anniversary when the Insured reached attained age
100. The tax consequences of keeping the Policy in force beyond the insured's attained age 100 are unclear. (See "Tax Considerations".)



   If the Policy has an Adjustable Term Insurance Rider as well as a Guaranteed Death Benefit Rider benefit in effect at the insured's attained age 100, we exchange the term amount for an increase in the Policy's face amount. We do not require evidence of insurability or impose a Face Amount Increase Charge (see "Charges") for the increase. A Policy issued in New York will mature for its net cash value when the insured attains age 100.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by an amount to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds by any rider benefits payable. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.


   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue or within two years (less in some states) from an increase in the Policy's face amount, or if a rider limits the death benefit.



   SUICIDE. If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. If the insured commits suicide more than two years from the issue date of the Policy but within two years from the date of an increase in face amount, the death benefit for the increase in face amount is limited to the Monthly Deductions and any Face Amount Increase Administrative Charge made to pay for that increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)




CHANGE IN DEATH BENEFIT OPTION

   After the first Policy year, you may change your death benefit option by sending your written request to our Designated Office. (See "Communications and Payments.") The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".) Under Policies issued in New York, we will not allow changes in the death benefit option during the grace period.

   If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), or from Option 3 (Face Amount Plus Premiums) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. The face amount reduction will apply to the Policy's initial face amount and any prior increases in face amount on a pro rata basis. A face amount reduction below $10,000 requires our consent. We may also decrease any rider benefits under the Policy. If you selected the guideline premium test for the Policy, a partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy.

   If you change from Option 1 (Face Amount) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. The death benefit, but not the face amount, will change.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. We increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 3 (Face Amount Plus Premiums) to Option 1 (Face Amount), the death benefit, but not the face amount, will change.

   AFTER THE POLICY IS ISSUED, YOU CANNOT CHANGE YOUR CHOICE OF TAX TEST (CASH VALUE ACCUMULATION TEST OR GUIDELINE PREMIUM TEST). IN ADDITION, YOU CANNOT CHANGE YOUR ELECTION WHETHER TO ADD THE FACE AMOUNT OF AN ADJUSTABLE TERM INSURANCE RIDER TO THE FACE AMOUNT OF THE BASE POLICY FOR PURPOSES OF CALCULATING THE OPTION 1, OPTION 2 OR OPTION 3 DEATH BENEFIT. YOU CAN, HOWEVER, CHANGE THE CORRIDOR USED UNDER THE TAX TEST FOR YOUR POLICY. A CHANGE TO AN ENHANCED CORRIDOR REQUIRES UNDERWRITING. (SEE "DEATH BENEFIT OPTIONS".)




INCREASE IN FACE AMOUNT



   After the first Policy year you may increase the Policy's face amount. Our underwriting rules and requirements, including proof of insurability, will apply. (Face amount increases are not available under Policies issued in Texas, nor during the grace period under Policies issued in New York.) To have a face amount increase, the insured must still be eligible for the same underwriting class that currently applies to the Policy. The increase must be at least $10,000. If the increase requires medical underwriting, we will deduct a face amount increase charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. We will deduct the charge from the Policy's cash value in the sub-accounts and the Fixed Account, in proportion to the amount of cash value in each (unless you have elected a Single Source Expense Sub-Account).



   An increase in face amount may have tax consequences. You should consult a tax adviser before increasing the face amount.



    Sales charge--A face amount increase does not increase the Target Premium on which we currently base the sales charge. Therefore, after a face amount increase, we currently deduct 8% from each premium you pay in a Policy year until you have paid an amount equal to the Policy's Target Premium (3% in Policy year eight and thereafter) and 1% from any premium balance in that year.



    Monthly deduction--We adjust the Monthly Deduction starting on the effective date of a face amount increase to reflect the new face amount and amount at risk. Cost of insurance rates will not change due to a face amount increase. (See "Deductions from Cash Value.")



   An increase in face amount will take effect on the first day of the Policy month following our approval of your application for the increase. You can contact our Designated Office or your registered representative for information on requesting a face amount increase. You have a limited time in which you may cancel a face amount increase. (See "Right to Return the Policy".)



   If a Policy has an Adjustable Term Insurance Rider, then we may offer increases in term insurance coverage, including annual term insurance increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We may also offer increases that relate to premium contributions by an employer. We determine limits on the annual and/or total amount of term insurance increases per Policy that we will permit on a guaranteed issue basis at issue of the Policies. Increases that are not pursuant to an annual increase, or which exceed this limit, will require underwriting. The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

REDUCTION IN FACE AMOUNT



   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.) Under Policies issued in New York, we will not allow a reduction in the face amount of the Policy during the grace period.



   For purposes of the cost of insurance charge, a face amount reduction will apply to each face amount segment on a pro rata basis. The face amount remaining has to meet our minimum face amount requirements, except with our consent.



   If you decrease the face amount of your Policy, we also decrease the Target Premium. A face amount reduction usually decreases the death benefit. However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges. We also may decrease any rider benefits attached to the Policy.



   If you have selected the guideline premium test, a reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.



   A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or our Designated Office for information on face amount reduction procedures.



   A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)





                       SURRENDERS AND PARTIAL SURRENDERS


SURRENDER

   You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. (See "Communications and Payments".) The net cash value equals the cash value reduced by any Policy loan and accrued interest. We add to the net cash value paid on surrender the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid in the first Policy year.


   In states where available, if you elect the Enhanced Surrender Value Rider and surrender in any of the first seven Policy years, we refund instead the following percentages of the total sales and premium tax charges deducted on cumulative premiums paid up to the date of surrender. We also refund the following percentages of the current year's cost of insurance charges if you surrender in the first three Policy years.


                                     SALES AND   COST OF
                                      PREMIUM   INSURANCE
                                    TAX CHARGES  CHARGES
                                    ----------- ---------
                      Policy year 1    100%        75%
                      Policy year 2     90%        50%
                      Policy year 3     75%        25%
                      Policy year 4     60%
                      Policy year 5     45%
                      Policy year 6     30%
                      Policy year 7     15%

   Neither the refund of sales charges provided under the base Policy, nor the refund of sales, premium tax and cost of insurance charges provided under the Enhanced Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code.



   If you surrender the Policy during the grace period, we reduce the net cash value you receive by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. Once a Policy is surrendered all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)


PARTIAL SURRENDER

   You may make a partial surrender of the Policy beginning fifteen days after we mail the confirmation of the initial premium payment. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium. A partial surrender may also reduce rider benefits. For purposes of the cost of insurance charge, any face amount reduction will apply to each face amount segment on a pro rata basis. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.


   We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value (that is, the cash value reduced by any outstanding Policy loan balance) on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year.


   You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums."

   A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on partial surrender procedures. (See "Communications and Payments".)

   A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)




                                   TRANSFERS


TRANSFER OPTION


   Once we mail the confirmation for the initial premium (in some states, 15 days after that), you may transfer your Policy's cash value between accounts. We reserve the right to limit account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request. (See "Communications and Payments".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".


   We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details. We will notify any affected Policy Owner in a timely manner of any actions we take to restrict his or her ability to make transfers.



   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-888-458-2654. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions.


   We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.


   Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office. (See "Communications and Payments".)





DOLLAR COST AVERAGING/ASSET REBALANCING



   The Policy offers two automated transfer privileges: dollar cost averaging and asset rebalancing. With dollar cost averaging, your cash value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select. With asset rebalancing, your cash value will be automatically reallocated among the Sub-Accounts and the Fixed Account periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and asset rebalancing at the same time. If we exercise our right to limit transfers to 12 per Policy year, or to impose a $25 charge for transfers in excess of 12 per year, we reserve the right to count transfers under these programs toward these totals. For more information about these features, please contact your registered representative or see the Statement of Additional Information.



                                     LOANS



   You may borrow all or part of the Policy's "loan value" beginning fifteen days after we mail the confirmation for the initial premium. We make the loan as of the date when we receive a loan request. (See "Communications and Payments".) You should contact our Designated Office or your registered representative for information on loan procedures. (See "Communications and Payments".) A loan that is taken from, or secured by a Policy may have tax consequences.



   The Policy's loan value is equal to 90% (or more if required by state law) of the Policy's cash value. The loan value available is reduced by any outstanding loan plus interest. We currently base the loan value on 100% of the Policy's cash value, rather than 90%. However, you should be aware that borrowing up to 100% of the Policy's cash value could cause the Policy to lapse unless sufficient premiums are paid to cover the next monthly deduction. A lapse may result in adverse tax consequences. (See "Tax Considerations").

   If you purchase a Policy with the proceeds of another life insurance policy that has an outstanding policy loan, then any loan remaining against the new Policy cannot exceed 75% of the initial premium credited to the new Policy. It may not be advantageous to replace existing insurance with a Policy.



   When we pay the loan proceeds to you, we transfer cash value in the amount of the loan from the Sub-Accounts to our general account as collateral for the loan. You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer cash value in the amount of the repayment and held as collateral from the general account back to the Sub-Accounts. Unless you request otherwise, we transfer cash value for a Policy loan from the Sub-Accounts in proportion to the cash value in each. We allocate all loan repayments, unless you request otherwise, to the Sub-Accounts in proportion to the cash value in each at the time of repayment. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)



   The interest rate charged on Policy loans is an effective rate of 4.75% per year. It accrues daily, and is due on the Policy Anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts in proportion to the amount in each. Amounts we take as collateral for a loan earn interest at an effective rate of not less than 4.00% per year. The rate we currently credit is 4.00% for the first 10 Policy years, 4.50% in Policy years 11 through 20, and 4.75% thereafter. (You should consult a tax adviser as to the tax consequences associated with a Policy loan outstanding after the tenth Policy year.) We credit this interest amount to the Policy's Sub-Accounts on the Policy Anniversary, in proportion to the cash value in each. (See "Communications and Payments".)



   The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest. You may increase your risk of lapse if you take a loan.



   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums" and "Death Benefits".)



   Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences of loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.



   If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value may be insufficient to pay the income tax on your gains.



   If Policy loans plus accrued interest exceed the Policy's cash value at any time, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan".) The Policy will terminate without value 62 days after we mail the notice unless you pay us the excess Policy loan amount, plus any past due Monthly Deductions, within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)



   Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

                            LAPSE AND REINSTATEMENT



LAPSE



    In general, in any month that your Policy's net cash value is not large enough to cover the Monthly Deduction, your Policy will be in default and may lapse. Two types of premium payment levels can protect your Policy against lapse (1) for the first three Policy years, and (2) until age 100 of the insured.



    First three Policy years--In general, if you pay the three year Minimum Premium amounts on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy, unless on reinstatement you pay all your unpaid Minimum Premiums, including those for the period of lapse. We recalculate the Minimum Premium if you (1) reduce the face amount or make a partial surrender that reduces the face amount, (2) increase or decrease rider coverage, (3) increase the face amount, or (4) if the rating classification for your Policy is improved or we correct a misstatement of the insured's age or sex. The Minimum Premium amount (shown in your Policy) is based on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.



    To age 100 of the insured--If you elect the Guaranteed Death Benefit rider and pay the Guaranteed Death Benefit premium amounts on time, the Policy can stay in force until age 100 of the insured, even if the net cash value is less than the Monthly Deduction in any month. We determine if the Guaranteed Death Benefit is in effect each month. On the first day of a Policy month, if the total premiums you have paid, less all partial surrenders and less any outstanding Policy loan plus accrued loan interest, are at least equal to: the Guaranteed Death Benefit Premium, multiplied by the number of completed Policy years, plus 1/12 of that premium for each Policy month of the current Policy year up to and including the current Policy month, then the guarantee will apply for that month.



    We recalculate the Guaranteed Death Benefit premium following the same Policy transactions described above for a recalculation of the three year Minimum Premium amount. The Guaranteed Death Benefit premium amount (shown in
 Section 1 of your Policy) is based on the same factors as the three year Minimum Premium, except that it is based on the guaranteed level of Policy charges.



    When testing whether the Guaranteed Death Benefit is in effect, we use the Policy's original Guaranteed Death Benefit premium for the period of time it was in effect, and each recalculated Guaranteed Death Benefit premium for the period of time it was in effect.



    Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the fourth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges for the fourth Policy year. If you make a Policy transaction that changes the amount of the guaranteed maximum Policy charges for that year, then the amount needed to preserve the Minimum Premium death benefit guarantee for an extra Policy year will change accordingly.



   You may elect the Guaranteed Death Benefit Rider at issue if it is available in your state and if you choose the Option 1 death benefit and the cash value accumulation test with the regular (not enhanced) Net Single Premium Corridor. (If you have elected an Adjustable Term Insurance Rider, you may elect the Guaranteed Death Benefit Rider only if you have chosen to add the Adjustable Term Insurance Rider coverage to the Policy's face amount in the calculation of the Policy's Option 1 death benefit).





   If you elect this benefit, the Monthly Deduction will include a charge for the rider, currently until the Policy anniversary when the insured reaches age 100, unless you request that the rider terminate before then. You cannot add the rider after issue of the Policy. The rider will terminate if you change your Policy's death benefit option or the corridor used under your Policy's tax test.



   We can restrict any unplanned premium payment that would increase your Policy's death benefit by more than it would increase cash value. (See "Flexible Premiums.") This could prevent you from making unplanned premium payments that are necessary to keep the Guaranteed Death Benefit rider benefit in effect.



   Unless your Policy is protected by the Guaranteed Death Benefit or the Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the Monthly Deduction and all deductions from the premium. (For Policies issued in New Jersey the amount due is the least of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; a premium large enough to permit the Guaranteed Death Benefit to be in effect; and a premium large enough to permit the three year Minimum Premium death benefit to be in effect.) We will notify you of the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.



   Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.



   REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. In computing charges on a reinstated Policy, we do not count the amount of time that the Policy was lapsed.



                         ADDITIONAL BENEFITS BY RIDER


   If you elect the Guaranteed Death Benefit at issue, we add it to the Policy by rider. You can add other additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

   The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value and terminate at the insured's age 100, regardless of any extended maturity endorsement. If you seek to reduce the overall cost of your insurance protection, it is generally in your economic advantage to include a significant portion or percentage of your insurance coverage under an inside term Adjustable Term Rider. Although current charges for the inside term Adjustable Term Rider are initially lower than for the base Policy, you should be aware that guaranteed maximum charges on the inside term rider are generally the same as for the base Policy.

   The outside term Adjustable Term Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the outside term rider, the cost of insurance for the outside term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the outside term Adjustable Term Rider can become expensive relative to the base Policy cost, particularly at higher attained ages. In addition, the benefit provided by the Guaranteed Death Benefit Rider is not available if you elect to treat coverage under the Adjustable Level Term Insurance Rider as outside term.

   Like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term coverage no longer participate in the investment experience of the Variable Account, and generally increase with the age of the covered individual. Use of a term rider generally reduces sales compensation. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.


   The following riders, some of which have been described previously, are also available:



      ADJUSTABLE TERM INSURANCE RIDER, which provides term insurance. This Rider terminates no later than the Policy anniversary on which the insured has reached age 100 (earlier in some states).



      WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.



      TEMPORARY TERM INSURANCE RIDER, which provides for insurance from the date of issue to the Policy Date.



      ENHANCED SURRENDER VALUE RIDER, which provides for a refund of sales and premium tax charges and cost of insurance charges upon a surrender of the Policy during the first seven Policy years (other than as part of a section 1035 exchange).



      CHANGE TO A NEW INSURED RIDER, which permits you to substitute the insured under the Policy.



      GUARANTEED DEATH BENEFIT RIDER, which provides for a guaranteed death benefit to age 100 of the insured.


   Not all riders may be available to you and riders in addition to those listed above may be made available. Restrictions on rider coverage may apply in some states. You should consult your registered representative regarding the availability of riders.



                               THE FIXED ACCOUNT

   THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN TEXAS.

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

   We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS


   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Deductions from Cash Value"). A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.



   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefits".)


POLICY TRANSACTIONS

   We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)


   Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. The following special rules apply to the Fixed Account.


   TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR DESIGNATED OFFICE.

   THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

   We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES



   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.



Services and benefits we provide:. the death benefit, cash, and loan benefits under the Policy


                                 . investment options, including premium
                                   allocations


                                 . administration of elective options


                                 . the distribution of reports to Policy Owners



Costs and expenses we incur:     . costs associated with processing and
                                   underwriting applications, and with issuing and administering the Policy (including any riders)


                                 . overhead and other expenses for providing
                                   services and benefits


                                 . sales and marketing expenses


                                 . other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees



Risks we assume:                 . that the cost of insurance charges we may
                                   deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate


                                 . that the cost of providing the services and
                                   benefits under the Policies exceed the
                                   charges we deduct



   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.



DEDUCTIONS FROM PREMIUMS



   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and, if applicable, the Enhanced Surrender Value Rider charge.



   SALES CHARGE. We deduct a sales charge of 8% from each premium payment you make during a Policy year. Currently we reduce the charge to 1% for each premium payment you make above a Target Premium during a Policy year, and to 3% for each premium payment you make up to a Target Premium in Policy year eight.



   We indicated your Target Premium on your personalized illustration.





   PREMIUM TAX CHARGE. We deduct 2% from each premium payment made to cover premium taxes and administrative expenses. Premium taxes vary from state to state and the 2% rate reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.



   ENHANCED SURRENDER VALUE RIDER. The Enhanced Surrender Value Rider is available to business-owned cases with annual recurring premium of at least $3 million. If the rider is elected, we will deduct a charge of 0.25% from each premium payment you make in the first five Policy years. (See "Surrender".)

DEDUCTIONS FROM CASH VALUE



   MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.



    -- If your Policy is protected against lapse by the Guaranteed Death
       Benefit rider or three year Minimum Premium guarantee, we make the Monthly Deduction unless the net cash value equals zero. (See "Premiums".)



    -- If you do not have the Guaranteed Death Benefit rider and the three year
       Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)



   Currently, there is no Monthly Deduction on or after the Policy Anniversary when the insured reaches age 100. (In some states, it is required to equal zero on and after the Policy anniversary when the insured reaches age 100.)



   The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Sub-Account" on the Policy application. If you choose a Single Source Expense Sub-Account, we will take the Monthly Deduction from that Sub-Account until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Sub-Accounts and the Fixed Account in proportion to the cash value in each. You cannot choose the Fixed Account as the Single Source Expense Sub-Account.



   The Monthly Deduction includes the following charges:



   -- POLICY FEE. The Policy fee is currently equal to $5.50 per month. The fee is guaranteed not to exceed $10.00 per month. The Policy fee compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.



   -- MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.75%, but is reduced to 0.50% after the 15th Policy year and to .10% after the 20th Policy year (guaranteed not to exceed 0.75% in all years). The rate is applied against the entire cash value, including any cash value held in the general account as collateral for a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.



   We deduct the mortality and expense risk charge last after all other components of the Monthly Deduction.



   -- MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There is no cost of insurance charge on or after the Policy Anniversary when the insured reaches age 100. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction (except for the mortality and expense risk charge). The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial surrenders, and face amount reductions. The cost of insurance rate for your Policy changes from month to month.



   The guaranteed cost of insurance rates for a Policy depend on the insured's



    -- underwriting class



    -- age on the first day of the Policy year



    -- sex (if the Policy is sex-based).

   The current cost of the insurance rates will also depend on



    -- the insured's age at issue



    -- the Policy year.



   We guarantee that the rates on underwritten Policies will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively. (For information regarding a Policy's cost of insurance rates following a face amount increase, see "Increase in Face Amount".)



   The underwriting classes we use are smoker preferred, smoker standard, smoker rated, nonsmoker elite, nonsmoker preferred, nonsmoker standard, nonsmoker rated, smoker guaranteed issue and nonsmoker guaranteed issue. Rated and guaranteed issue classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables. (For information regarding a Policy's underwriting classification following a face amount increase, see "Increase in Face Amount". See below for a discussion of guaranteed issue Policies.)



   The following standard or better smoker and nonsmoker classes are available for underwritten Policies:



    -- nonsmoker elite for Policies with total face amounts (base Policy plus
       Adjustable Term Insurance Rider) of $250,000 or more where the issue age is 20 through 75;



    -- smoker preferred and nonsmoker preferred for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $100,000 or more where the issue age is 20 through 75; and



    -- smoker standard and nonsmoker standard for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $50,000 or more where the issue age is 20 through 80.



   The nonsmoker elite class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.



   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.



   Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.



   We may offer Policies on a guaranteed issue basis to certain cases. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in the standard class. Therefore, we generally use higher current cost of insurance rates for guaranteed issue Policies. For some cases, the charge may vary based on the size of the group, the total premium for the group and certain characteristics of the group members. The guaranteed maximum monthly cost of insurance charges for guaranteed issue status will exceed charges based on 100% of the 1980 CSO Tables.



   Guaranteed issue Policies have cost of insurance rates that vary based on whether the insured is a smoker or nonsmoker, and the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available. For qualifying cases, the rates may also vary based on the sex of the insured. The current cost of insurance rates do not vary by individual Policy face amount but may be lower if the members of the group have certain characteristics.

   Some cases may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies; however, the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available to these Policies.



   -- TERM RIDER. The Adjustable Term Insurance Rider has its own cost of insurance rates that are different from those of the base Policy. If you elect to add the Adjustable Term Insurance Rider as inside term, then once the net amount at risk of the base Policy is zero, any excess cash value of the base Policy reduces the net amount at risk under the term insurance rider. If the Adjustable Term Insurance Rider is added as outside term, then the term rider's net amount at risk will not be reduced by any of the base Policy's cash value. (See "Additional Benefits by Rider".)



   -- GUARANTEED DEATH BENEFIT RIDER CHARGE. The charge for the Guaranteed Death Benefit rider is $0.01 per $1,000 of face amount (including the base Policy and any Adjustable Term Insurance Rider).



   -- CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional Rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.



   FACE AMOUNT INCREASE CHARGE. For an underwritten face amount increase, we deduct a charge of $0.80 per $1,000 of face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. Currently, there is no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.



   TRANSFER CHARGE. We reserve the right to impose a $25 processing charge on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. We reserve the right to count transfers due to dollar cost averaging or asset rebalancing as transfers for the purpose of assessing this charge.



   LOAN INTEREST SPREAD. We charge you interest on a loan at a maximum effective rate of 4.75% per year, compounded daily. We also credit interest on the amount we take from the Policy's sub-accounts as a result of the loan at a minimum annual effective rate of 4% per year, compounded daily. As a result, the loan interest spread will never be more than 0.75%.



CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT



   CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)



   ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.


                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, if a term rider is added, or if your Policy is paid up or almost paid up in the first two Policy years, there is some risk that your Policy may not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.


   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A material change may also occur if you request an increase in the face amount of your Policy. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments, to limit increases in face amount, or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. However, the tax consequences associated with Policy loans that are outstanding after the first 10 Policy years are less clear and a tax adviser should be consulted when considering a loan.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Loans may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

   The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.



   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.


   TAX SHELTER REGULATIONS. Prospective Owners should consult a tax adviser about the treatment of the Policy under Treasury Regulations applicable to tax shelters.


   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


                         DISTRIBUTION OF THE POLICIES



   SELLING NETWORK. We have entered into a distribution agreement with New England Securities Corporation ("New England Securities") for the distribution and sale of the Policies. New England Securities is affiliated with us. New England Securities may sell the Policies through its registered representatives.





   New England Securities may also enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies.



   COMMISSIONS AND OTHER EXPENSES. We pay commissions for sales of the Policy through New England Securities' registered representatives. Total expenses of distributing the Policies may vary, but are expected on a present value basis not to exceed a Target Premium (see "Glossary"). Factors which impact the amount of distribution expenses include the amount of premium paid, the Cash Value of the Policy (see "Cash Value"), as well as the compensation schedule selected by the selling agent. All or a portion of distribution expenses paid may be returned if the Policy is not continued through the 5th Policy year. Additional information is available upon request.



   Under the agreements that New England Securities enters into with other broker-dealers, commissions paid to the broker-dealer on behalf of its registered representatives will not exceed those described above.

   Also, New England Securities may receive 12b-1 fees from certain Eligible Funds. These Eligible Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares.



   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.





                               LEGAL PROCEEDINGS



   NELICO, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, NELICO believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Variable Account or New England Securities.



                             FINANCIAL STATEMENTS



   You may find the financial statements of the Company and the Variable Account in the Statement of Additional Information.

                                   GLOSSARY



   ACCOUNT.  A Sub-Account of the Variable Account or the Fixed Account.



   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.



   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.



   EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.



   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.



   INVESTMENT START DATE. This is the latest of the date we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date.



   NET CASH VALUE. The net cash value is equal to the Policy's cash value reduced by any outstanding Policy loan and accrued interest on the loan.



   NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period.



   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.



   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.



   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you.



   TARGET PREMIUM. Currently we use the Target Premium to determine the amount of Sales Charge deducted from each premium payment, and also sales commissions. It varies by issue age, sex and underwriting class of the insured and the Policy's face amount at issue (or as later reduced). The Target Premium for a standard risk Policy with no riders is equal to the net annual premium that would be paid if the Policy provided for paid-up benefits after the payment of seven level net annual premiums, determined under federal income tax laws. Substandard ratings and certain riders increase the Target Premium above this amount.



   YOU.  "You" refers to the Policy Owner.

                                  APPENDIX A


            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST


   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)


   For the cash value accumulation test, sample net single premiums for selected ages of male and female insureds are listed below.

                                   NET SINGLE PREMIUM
                                   ------------------
                               AGE  MALE     FEMALE
                               ---  ------   ------
                               30. 0.2130    0.1818
                               40. 0.2961    0.2532
                               50. 0.4037    0.3458
                               60. 0.5328    0.4627
                               70. 0.6710    0.6060
                               80. 0.7949    0.7571
                               90. 0.8853    0.8760
                               100 1.0000    1.0000

   Listed below are Enhanced Net Single Premium Factors used for the Enhanced Net Single Premium Corridor.

                           ENHANCED                      ENHANCED
                          NET SINGLE                    NET SINGLE
               AGE      PREMIUM FACTOR      AGE       PREMIUM FACTOR
               ---      -------------- -------------- --------------
           0 through 75      1.00            83            0.93
                76           0.98            84            0.94
                77           0.96            85            0.95
                78           0.94            86            0.96
                79           0.92            87            0.97
                80           0.90            88            0.98
                81           0.91            89            0.99
                82           0.92      90 through 100      1.00

   If you choose the Enhanced Net Single Premium Corridor, the net single premium is multiplied by the applicable enhanced net single premium factor listed above. The cash value is divided by that result.

   For the guideline premium test, Table I and Table II show the percentage of the Policy's cash value that is used to determine the death benefit.

                            TABLE I -- IRS CORRIDOR

                                              AGE OF
              AGE OF                        INSURED AT
        INSURED AT START OF PERCENTAGE OF    START OF     PERCENTAGE OF
          THE POLICY YEAR    CASH VALUE*  THE POLICY YEAR  CASH VALUE*
        ------------------- ------------- --------------- -------------
           0 through 40          250            61             128
                41               243            62             126
                42               236            63             124
                43               229            64             122
                44               222            65             120
                45               215            66             119
                46               209            67             118
                47               203            68             117
                48               197            69             116
                49               191            70             115
                50               185            71             113
                51               178            72             111
                52               171            73             109
                53               164            74             107
                54               157       75 through 90       105
                55               150            91             104
                56               146            92             103
                57               142            93             102
                58               138       94 through 99       101
                59               134           100+            100
                60               130

--------

* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered.

                         TABLE II -- ENHANCED CORRIDOR

      AGE OF                            AGE OF                            AGE OF
INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF
  THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*
------------------- ------------- ------------------- ------------- ------------------- -------------
   0 through 40          250              61               128              81               115
        41               243              62               126              82               114
        42               236              63               124              83               113
        43               229              64               122              84               112
        44               222              65               120              85               111
        45               215              66               119              86               109
        46               209              67               118              87               108
        47               203              68               117              88               107
        48               197              69               116              89               106
        49               191              70               115              90               105
        50               185              71               113              91               104
        51               178              72               111              92               103
        52               171              73               109              93               102
        53               164              74               107         94 through 99         101
        54               157              75               105             100+              100
        55               150              76               107
        56               146              77               109
        57               142              78               112
        58               138              79               114
        59               134              80               117
        60               130

--------

* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered.

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of an Enterprise Executive Advantage Prospectus dated May 1, 2003. This Variable Life policy is offered by New England Life Insurance Company.


------ --------------------
(Date) (Client's Signature)

   Additional information about the Policy and the Variable Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-888-458-2654, by e-mailing us at AskUs@nef.com, or by logging on to our website at www.nef.com. You may also obtain, without charge, a personalized illustration of death benefits, net cash values and cash values by calling your registered representative.

   For information about historical values of the Variable Account Sub-Accounts, for Sub-Account transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-888-458-2654.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

   Information about the Policy and the Variable Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Variable Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.


File No. 811-3713

                      NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                        ENTERPRISE EXECUTIVE ADVANTAGE

                         SUPPLEMENT DATED MAY 1, 2003
                                      TO
                         PROSPECTUS DATED MAY 1, 2003

   This supplement is prepared for Owners of ZENITH EXECUTIVE ADVANTAGE 2000 policies. It describes certain differences between your Policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus states that starting in the eight Policy year, the current sales charge is reduced from 8% to 3% for premiums paid up to the Target Premium. Under your Policy, the sales charge on premiums paid up to the Target Premium is 8% in all Policy years.

2. The Enhanced Surrender Value Rider described in the current Enterprise Executive Advantage prospectus is not available under your Policy.

3. The nonsmoker elite and smoker preferred underwriting classes described in the current Enterprise Executive Advantage prospectus are not available under your Policy.

4. The current Enterprise Executive Advantage prospectus states that we currently credit interest on cash value we hold as collateral for a Policy loan at a rate of 4% in Policy years 1-10, 4.5% in Policy years 11-20 and 4.75% thereafter. Under your Policy, we currently credit 4% in the first ten Policy years and 4.5% thereafter.

5. The current Enterprise Executive Advantage prospectus states that in most states Policy Owners may transfer their cash value between sub-accounts once we mail the confirmation of the initial premium payment. Under your Policy, you were allowed to make an initial transfer of your cash value among the sub-accounts beginning 15 days after we mailed the confirmation for the initial premium payment.

6. The current Enterprise Executive Advantage prospectus states that guaranteed issue Policies are available for insureds with issue ages of 20 to 70. Under your Policy, the guaranteed issue underwriting class was available for insureds with issue ages of 20 to 65.

7. The current Enterprise Executive Advantage prospectus states that the minimum total annual premium for a case is $100,000. For your Policy, the minimum total annual premium was $100,000 for a case consisting of five or more Policies, and $250,000 for a case of fewer than five Policies.

8. The current Enterprise Executive Advantage prospectus states that the mortality and expense risk charge is currently imposed at an annual rate of .75% in Policy years 1-15, .50% in Policy years 16-20 and .10% thereafter. The current mortality and expense risk charge under your Policy is imposed at an annual rate of .50% in the first 20 Policy years and .25% thereafter.

9. For your Policy, the following paragraphs replace the paragraph titled "Commissions and Other Expenses" appearing under DISTRIBUTION OF THE POLICIES in the current Enterprise Executive Advantage prospectus.

   NELICO agents who sell who sell the Policies can select one of two schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year, a maximum of 6.25% of the Target Premium paid in Policy years two through ten, and a maximum of 2.25% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter); or (2) a maximum of 8% of the Target Premium paid in the first Policy year, a maximum of 5.4% of the Target Premium paid in the second through tenth Policy years, and a maximum of .75% thereafter; and beginning in the second Policy year, a maximum of .18% of the Policy's cash value; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter). Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance.

   Commissions paid on behalf of the registered representatives of other broker-dealers with whom New England Securities enters into selling agreements will not exceed those described above except for a possible maximum 7% of the Target Premium and 2.5% of each payment above the Target Premium paid in the second through tenth Policy years under the first schedule, and a possible maximum of 6% of the Target Premium and .85% of each payment above the Target Premium paid in those Policy years under the second schedule. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                        ENTERPRISE EXECUTIVE ADVANTAGE

                         SUPPLEMENT DATED MAY 1, 2003
                                      TO
                         PROSPECTUS DATED MAY 1, 2003

   This supplement is prepared for Owners of ZENITH EXECUTIVE ADVANTAGE PLUS policies. It describes certain differences between your Policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus states that starting in the eight Policy year, the current sales charge is reduced from 8% to 3% for premiums paid up to the Target Premium. Under your Policy, the sales charge on premiums paid up to the Target Premium is 8% in all Policy years.

2. The Enhanced Surrender Value Rider described in the current Enterprise Executive Advantage prospectus is not available under your Policy.

3. The nonsmoker elite and smoker preferred underwriting classes described in the current Enterprise Executive Advantage prospectus are not available under your Policy.

4. The current Enterprise Executive Advantage prospectus states that we currently credit interest on cash value we hold as collateral for a Policy loan at a rate of 4% in Policy years 1-10, 4.5% in Policy years 11-20 and 4.75% thereafter. Under your Policy, we currently credit 4% in the first ten Policy years and 4.5% thereafter.

5. The current Enterprise Executive Advantage prospectus states that in most states Policy Owners may transfer their cash value between sub-accounts once we mail the confirmation of the initial premium payment. Under your Policy, you were allowed to make an initial transfer of your cash value among the sub-accounts beginning 15 days after we mailed the confirmation for the initial premium payment.

6. The current Enterprise Executive Advantage prospectus states that guaranteed issue Policies are available for insureds with issue ages of 20 to 70. Under your Policy, the guaranteed issue underwriting class was available for insureds with issue ages of 20 to 65.

7. The current Enterprise Executive Advantage prospectus states that the minimum total annual premium for a case is $100,000. For your Policy, the minimum total annual premium was $100,000 for a case consisting of five or more Policies, and $250,000 for a case of fewer than five Policies.

8. The current Enterprise Executive Advantage prospectus describes three death benefit options. Under your Policy, the Option 3 (Face Amount Plus Premiums) death benefit option is not available.

9. The current Enterprise Executive Advantage prospectus states that the mortality and expense risk charge is currently imposed at an annual rate of .75% in Policy years 1-15, .50% in Policy years 16-20 and .10% thereafter. The current mortality and expense risk charge under your Policy is imposed at an annual rate of .75% in the first ten Policy years (and in the first ten years following a face amount increase) and .25% thereafter. Under your Policy we calculate the mortality and expense risk charge separately for each underwritten segment of coverage and each segment resulting from a term conversion. The actual charge is a weighted average of the mortality and expense risk charge applicable to each segment, based on the relative Target Premium for each segment.

10.The current Enterprise Executive Advantage prospectus states that the current Policy fee is $5.50 per month. The current Policy fee for your Policy is $5.00 per month.

11.The current Enterprise Executive Advantage prospectus states that upon surrender of the Policy within the first two Policy years, we refund the sales charges that we deducted from premiums paid in the first Policy year. This refund of sales charges provision does not apply under your Policy.

12.The current cost of insurance rates shown in the Fee Table in the current
   Enterprise Executive Advantage prospectus range from $.02 to $500.00 per $1,000 of net amount at risk. The current cost of insurance rates for your Policy range from $.05 to $500.00 per $1,000 of net amount at risk.

13.The current Enterprise Executive Advantage prospectus states that the cost of insurance rates will not change due to an increase in the Policy's face amount. Under your Policy, if there is an increase in face amount, we base the cost of insurance charges for the face amount increase on the insured's age at the time of the increase (if underwritten or from a term conversion), or on the age at issue (if not underwritten), and reflect any change in risk class (if underwritten). Generally, if the insured's risk class is improved, we base future cost of insurance rates for the whole Policy on the better class. If the insured's risk class is worse than at issue (or at the time of an earlier face amount increase), only the cost of insurance charge for the face amount increase will be based on the worse risk class. We base cost of insurance rates for the Policy after a face amount increase on a weighted average of the net amounts at risk for each face amount segment.

14.The "Enhanced Net Single Premium Corridor" option that is described under
   DEATH BENEFITS in the current Enterprise Executive Advantage prospectus is not available under your Policy.

15.The current Enterprise Executive Advantage prospectus provides that the Guaranteed Death Benefit Rider is available if the Policy Owner chooses the Option 1 death benefit and the cash value accumulation test with the regular, i.e., not enhanced, death benefit. Under your Policy, the Guaranteed Death Benefit Rider was available if you chose the cash value accumulation test for your Option 1 or Option 2 death benefit.

16.The current Enterprise Executive Advantage Prospectus states that a face amount increase will not increase the Target Premium on which sales charges are based. Under your Policy, a face amount increase will increase the Target Premium and we will deduct 8% from each premium you pay each year up to the amount of the increased Target Premium.

17.For your Policy, the following paragraphs replace the paragraph titled
   "Commissions and Other Expenses" appearing under DISTRIBUTION OF THE POLICIES in the current Enterprise Executive Advantage prospectus.

NELICO agents who sell who sell the Policies can select one of three schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), a maximum of 6% in Policy years two through ten, and a maximum of 2% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% in renewal years); or (2) a maximum of 8% of the Target Premium paid in the first through fourth Policy years (or in the first through fourth years after a face amount increase) and 2% of the Target Premium paid in the fifth through fifteenth such years, and beginning in the fifth Policy year, a maximum of .15% of the Policy's cash value (reducing to .11% in the 11th Policy year and .074% in the 16th Policy year); with a maximum commission of .75% of each payment above the Target Premium in the first Policy year (.20% in renewal years); or (3) a maximum commission of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), plus a maximum of .26% of the Policy's cash value after the first Policy year; with a maximum commission of .75% of each payment above the Target Premium in the first Policy year. Each face amount segment has its own Target Premium. For commission purposes, we attribute a portion of each premium payment to each face amount segment, based on the segment's relative Target Premiums. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance.

   Commissions paid on behalf of the registered representatives of other broker-dealers with whom New England Securities enters into selling agreements will not exceed those described above except for a possible maximum 6.5% of the Target Premium commission in the second through tenth Policy years under the first schedule). We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

                        ENTERPRISE EXECUTIVE ADVANTAGE

                          FLEXIBLE PREMIUM ADJUSTABLE

                       VARIABLE LIFE INSURANCE POLICIES

                  New England Variable Life Separate Account

                 Issued by New England Life Insurance Company

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)

                                  May 1, 2003

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2003 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 501 Boylston Street, Boston, Massachusetts 02116.

                                     SAI-1

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
    GENERAL INFORMATION AND HISTORY.................................. SAI-3
      The Company.................................................... SAI-3
      The Variable Account........................................... SAI-3
    DISTRIBUTION OF THE POLICIES..................................... SAI-3
    ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES....... SAI-4
      Dollar Cost Averaging.......................................... SAI-4
      Asset Rebalancing.............................................. SAI-5
      Payment of Proceeds............................................ SAI-5
      Payment Options................................................ SAI-5
    ADDITIONAL INFORMATION ABOUT CHARGES............................. SAI-6
      Special Arrangements........................................... SAI-6
    POTENTIAL CONFLICTS OF INTEREST.................................. SAI-7
    LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY................. SAI-7
    MISSTATEMENT OF AGE OR SEX....................................... SAI-7
    REPORTS.......................................................... SAI-7
    PERSONALIZED ILLUSTRATIONS....................................... SAI-7
    ADVERTISING PRACTICES............................................ SAI-8
    PERFORMANCE DATA................................................. SAI-8
    RESTRICTIONS ON FINANCIAL TRANSACTIONS........................... SAI-9
    LEGAL MATTERS.................................................... SAI-9
    REGISTRATION STATEMENT........................................... SAI-9
    EXPERTS.......................................................... SAI-9
    FINANCIAL STATEMENTS.............................................   F-1


                                     SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

   NELICO was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, New York 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.

THE VARIABLE ACCOUNT

   We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                         DISTRIBUTION OF THE POLICIES

   We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 as well as with any applicable securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

   New England Securities, 501 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies. New England Securities offers the Policies through its sales representatives. New England Securities also may enter into selling agreements with other broker-dealers and compensate these broker-dealers up to the amounts disclosed in the prospectus for their services. Sales representatives must be licensed as insurance agents and appointed by us.

                                     SAI-3

   New England Securities received sales compensation with respect to the Separate Account in the following amounts during the periods indicated:

                                                AGGREGATE AMOUNT OF
                                              COMMISSIONS RETAINED BY
                                              NEW ENGLAND SECURITIES
                        AGGREGATE AMOUNT OF    AFTER PAYMENTS TO ITS
                        COMMISSIONS PAID TO   REGISTERED PERSONS AND
          FISCAL YEAR NEW ENGLAND SECURITIES*  OTHER BROKER DEALERS
          ----------- ----------------------- -----------------------
             2000....            $                     None
             2001....            $                     None
             2002....            $                     None

--------
* Includes sales compensation paid to registered persons of New England Securities.

   New England Securities passes through commissions it receives and does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO.

   Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

   We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

   The American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund have adopted a Distribution Plan in connection with their Class 2 shares and pay New England Securities for its costs in distributing these shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services provided and expenses incurred in the performance of New England Securities' obligations under an agreement with the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund. Under this agreement, these Funds pay New England Securities for its distribution-related services and expenses at an annual rate of 0.25% of assets attributable to the Policies and certain other variable insurance products that we and our affiliates may issue.

          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

   You may select an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations but does not assure a profit or protect against a loss in declining markets.

                                     SAI-4

   Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You may allocate your cash value to up to nine accounts (including the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers to 12 per Policy year, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.



ASSET REBALANCING



   You can select an asset rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts and the Fixed Account periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.





   You can select an asset rebalancing program when you apply for the Policy or at a later date. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calendar month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone to stop. If we exercise our right to limit the number of transfers to 12 per Policy year, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature.




PAYMENT OF PROCEEDS


   We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.



   The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account provides convenient access to proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

   Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

   We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make,


                                     SAI-5
change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.


   The following payment options are available:


    (i)INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.





   (ii)LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.



  (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.



   (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.



    (v)SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.



   (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.



   You need our consent to use an option if the installment payments would be less than $20.


                     ADDITIONAL INFORMATION ABOUT CHARGES


SPECIAL ARRANGEMENTS





   We may waive, reduce or vary any Policy charges under Policies sold to some cases. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.



   Sales charges for Policies sold to some cases may be reduced. We may reduce or eliminate the sales charge when you purchase a Policy, on cash value transferred in the first year from certain life insurance policies that were issued by New England Mutual, NELICO or NELICO's affiliates. Eligibility requirements will apply. Your registered representative can advise you regarding the availability of this feature.



   The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.




                                     SAI-6

                        POTENTIAL CONFLICTS OF INTEREST

   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment and can challenge the portion of the death benefit resulting from an increase in face amount for two years during the insured's lifetime from the date of the increase. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. If the insured dies within two years of an increase in face amount, we can challenge the portion of the death benefit resulting from the face amount increase at any time for misrepresentation.


                          MISSTATEMENT OF AGE OR SEX

   If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent periodic reports containing the financial statements of the Eligible Funds.



                          PERSONALIZED ILLUSTRATIONS



   We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.


                                     SAI-7

   The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.



   Illustrations may also show the internal rate of return on the net cash value and the death benefit. The internal rate of return on the net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Sub-Accounts of the Variable Account.

                             ADVERTISING PRACTICES

   Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

   Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use ""unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

   Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

   We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

   Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                               PERFORMANCE DATA

   We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past

                                     SAI-8
performance and are not an indication of future performance. Cost of insurance, sales, premium tax, asset (mortality and expense risk) and administration and issue expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Sub-Account.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.

                                 LEGAL MATTERS

   Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided legal advice on certain matters relating to the federal securities laws.

                            REGISTRATION STATEMENT

   This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

   The financial statements of the Variable Account of NELICO and the consolidated financial statements of NELICO and subsidiaries included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Variable Account and NELICO.

   Our financial statements, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                     SAI-9

New England Variable Life Separate Account

                            PART C OTHER INFORMATION


ITEM 27. Exhibits

(a)           January 31, 1983 Resolution of the Board of Directors of NEVLICO 5
(b)           None
(c)   (i)     Distribution Agreement between NEVLICO and NELESCO 6
      (ii)    Form of Contract between NELICO and its General Agents 5
      (iii)   Form of Contract between NEVLICO and its Agents 6
      (iv)    Commission Schedule for Policies 12
      (v)     Commission Schedule for Executive Advantage 2000 Policies 14
      (vi)    Updated Commission Schedule for Executive Advantage 2000 Policies
              18
      (vii)   Form of contract among NES, NELICO and other broker dealers 3
(d)   (i)     Specimen of Policy 4
      (ii)    Additional Specimen of Policy 13
      (iii)   Riders and Endorsements 8
      (iv)    Additional Riders and Endorsements 5
      (v)     Additional Riders and Endorsements 7
      (vi)    Additional Riders and Endorsements 13
      (vii)   Additional Endorsements 18
      (viii)  Additional Rider and Endorsements 21
(e)   (i)     Specimen of Applications for Policy 4
      (ii)    Additional specimen of Application 9
(f)   (i)     Amended and restated Articles of Organization of NELICO 2
      (ii)    Amended and restated By-Laws of NELICO 3
      (iii)   Amendments to the Amended and restated Articles of Organization 10
      (iv)    Amended and restated By-Laws of NELICO 17
(g)           Reinsurance Agreement (to be filed by amendment)
(h)   (i)     Participation Agreement among Variable Insurance Products Fund,
              Fidelity Distributors Corporation and New England Variable Life
              Insurance Company 6
      (ii)    Amendment No. 1 to Participation Agreement among Variable
              Insurance Products Fund, Fidelity Distributors Corporation and New
              England Variable Life Insurance Company 1
      (iii)   Participation Agreement among Variable Insurance Products Fund II,
              Fidelity Distributors Corporation and New England Variable Life
              Insurance Company 1
      (iv)    Participation Agreement among Metropolitan Series Fund, Inc.,
              Metropolitan Life Insurance Company and New England Life Insurance
              Company 15
      (v)     Participation Agreement among New England Zenith Fund, New England
              Investment Management, Inc., New England Securities Corporation and New England Life Insurance Company 15
      (vi)    Amendment No. 2 to Participation Agreement among Variable
              Insurance

              Products Fund, Fidelity Distributors Corporation and New England
              Life Insurance Company 16
      (vii)   Amendment No. 1 to Participation Agreement among Variable
              Insurance Products Fund II, Fidelity Distributors Corporation and
              New England Life Insurance Company 16
      (viii)  Participation Agreement among Met Investors Series Trust, Met
              Investors Advisory Corp., Met Investors Distribution Company and
              New England Life Insurance Company 20
      (ix)    Participation Agreement among American Funds Insurance Series,
              Capital Research and Management Company and New England Life
              Insurance Company 19
(i)           None
(j)           None
(k)   (i)     Opinion and Consent of H. James Wilson, Esq. 8
      (ii)    Opinion and Consent of Anne M. Goggin, Esq. 15
      (iii)   Consent of Anne M. Goggin, Esq. (to be filed by Amendment)
(l)           None
(m)           None
(n)   (i)     Consent of Sutherland Asbill & Brennan LLP (to be filed by
              Amendment)
      (ii)    Consent of Independent Auditor (to be filed by Amendment)
(o)           None
(p)           None
(q)   (i)     Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 6
      (iii)   Second Addendum to Consolidated Memorandum 11
      (iv)    Third Addendum to Consolidated Memorandum 14
(r)           Powers of Attorney 22

------------------------------------------

1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.
2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.
3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.
4 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed February 17, 1998.
5 Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.
6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.
7 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 24, 1998.
8 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

9 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.
10 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.
11 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.
12 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 26, 1999.
13 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed March 1, 2000.
14 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 28, 2000.
15 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.
16 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement File No. 333-89409, filed February 26, 2001.
17 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.
18 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 26, 2001.
19 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.
20 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

21 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 29, 2002.
22 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed December 13, 2002.

Item 28 Directors and Officers of the Depositor

   Name and Principal Business Address     Positions and Offices with Depositor

C. Robert Henrikson**                      Chairman, President and Chief
                                           Executive Officer

Thom A. Faria*                             Director and President, NEF
                                           Distribution

Stewart G. Nagler**                        Director

Catherine A. Rein                          Director
Metropolitan Property and Casualty
Insurance Company
700 Quaker Lane
Warwick, RI 02887

Stanley J. Talbi****                       Director

Lisa M. Weber**                            Director

William J. Wheeler**                       Director

David W. Allen*                            Senior Vice President

Mary Ann Brown*                            Senior Vice President and Chief
                                           Actuary

Susan A. Buffum***                         Senior Vice President, Investments


Anthony T. Candito*                        President, NEF Information Services
                                           and Chief Information Officer

James D. Gaughan**                         Secretary and Clerk

Anne M. Goggin*                            Senior Vice President and General
                                           Counsel

Alan C. Leland, Jr.*                       Senior Vice President

George J. Maloof*                          Executive Vice President

Hugh C. McHaffie*                          Senior Vice President

Stephen J. McLaughlin*                     Senior Vice President

Thomas W. Moore*                           Senior Vice President

Anthony J. Williamson****                  Senior Vice President and Treasurer
                                           (Principal Financial Officer)

Virginia M. Wilson****                     Senior Vice President and Controller
                                           (Principal Accounting Officer)


*The principal office address is 501 Boylston Street, Boston, MA 02117
**The principal office address is One Madison Avenue, New York, NY 10010 ***The principal office address is 10 Park Avenue, Morristown, NJ 07960 ****The principal office address is 1 MetLife Plaza, 27-01 Queens Plaza North, Long Island City NY 11101

Item 29. Persons Controlled by or under Common Control with the Insurance Company or Registrant

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

ORGANIZATIONAL STRUCTURE OF METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             AS OF DECEMBER 31, 2001

Metropolitan Life Insurance Company (Metropolitan) is a wholly-owned subsidiary of MetLife, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of December 31 2001. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Property and Casualty Insurance Company (RI)

     1) Metropolitan Group Property and Casualty Insurance Company (RI)

          a) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

     2) Metropolitan Casualty Insurance Company (RI)

     3) Metropolitan General Insurance Company (RI)

     4) Metropolitan Direct Property and Casualty Insurance Company (GA)

     5) MetLife Auto & Home Insurance Agency, Inc. (RI)

     6) Metropolitan Lloyds, Inc. (TX)

     7) Met P&C Managing General Agency, Inc. (TX)

     8) Economy Fire & Casualty Company (RI)

          a) Economy Preferred Insurance Company (RI)

          b) Economy Premier Assurance Company (RI)

B.   MetLife General Insurance Agency, Inc. (DE)

     1) MetLife General Insurance Agency of Alabama, Inc. (AL)

     2) MetLife General Insurance Agency of Kentucky, Inc. (KY)

     3) MetLife General Insurance Agency of Mississippi, Inc. (MS)

     4) MetLife General Insurance Agency of Texas, Inc. (TX)

     5) MetLife General Insurance Agency of North Carolina, Inc. (NC)

     6) MetLife General Insurance Agency of Massachusetts, Inc. (MA)

C.   Metropolitan Asset Management Corporation (DE)

     1) MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

     2) MetLife Capital Credit L.P. (DE). Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

          a) MetLife Capital CFLI Holdings, LLC (DE)

               i) MetLife Capital CFLI Leasing, LLC (DE)

     3) MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Corporation holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non-voting common stock of MetLife Financial Acceptance Corporation.

     4) MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

     5) MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

     6) MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

D.   SSRM Holdings, Inc. (DE)

     1) State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

          a) State Street Research Investment Services, Inc. (MA)

     2) SSR Realty Advisors, Inc. (DE)

          a) Metric Management Inc. (DE)

          b) Metric Property Management, Inc. (DE)

          c) Metric Realty (DE). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

          d) Metric Capital Corporation (CA)

          e) Metric Assignor, Inc. (CA)

          f) SSR AV, Inc. (DE)

          g) SSR Development Partners LLC (DE)

E.   Metropolitan Tower Realty Company, Inc. (DE)

F.   MetLife Investors Group, Inc. (DE)

     1) MetLife Investors USA Insurance Company (DE)

     2) Security First Insurance Agency, Inc. (Massachusetts) (MA)

     3) Security First Insurance Agency, Inc. (Nevada) (NV)

     4) MetLife Investors Group of Ohio, Inc. (OH)

     5) MetLife Investors Distribution Company (DE)

     6) Met Investors Advisory Corp. (DE)

     7) Security First Financial Agency, Inc. (TX)

G.   MetLife CC Holding Company (DE)

H.   VirtualFinances.com, Inc. (DE)

I.   Metropolitan Tower Life Insurance Company (DE)

J.   MetLife Security Insurance Company of Louisiana (LA)

K.   Texas Life Insurance Company (TX)

     1) Texas Life Agency Services, Inc. (TX)

     2) Texas Life Agency Services of Kansas, Inc. (KS)

L.   MetLife Securities, Inc. (DE)

M.   23rd Street Investments, Inc. (DE)

     1) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

     2) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

          a) Coating Technologies International, Inc (DE).

N. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1) Seguros Genesis, S.A. (Spain)

     2) Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

O.   Metropolitan Life Seguros de Vida S.A. (Uruguay)

     1) Jefferson Pilot Omega Seguros de Vida S.A (Uruguay)

P.   MetLife Holdings Luxembourg S.A. (Luxembourg)

Q.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

R.   MetLife International Holdings, Inc. (DE)

     1) MetLife Insurance Company of the Philippines, Inc. (Philippines)

     2) Natiloportem Holdings, Inc. (DE)

          a) Servicios Administrativos Gen, S.A. de C.V.

          b) Metropolitan Insurance Services Limited. (United Kingdom) 50% of the shares is held by Metropolitan Life Insurance Company.

          c) Metropolitan Company Limited (Isle of Man)

          d) European Marketing Services S.r.l.- 95% of the shares is held by Natiloportem Holdings and 5% by MetLife International Holdings, Inc.

     3) Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

     4) Metropolitan Life Seguros de Retiro, S.A.

     5) Metropolitan Life Seguros de Vida S.A. (Argentina)

          a) Met AFJP S.A. (Argentina). Shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A. (5%) and by Metropolitan Life Seguros de Vida S.A. (95%).

     6) MetLife India Insurance Company Private Limited (India) -- is owned 26% by MetLife International Holdings, Inc. and 74% by third parties.

     7) MetLife Services Company Czechia, s.r.o. (Czech Republic) 10% of its shares is owned by Natiloportem Holdings, Inc.

     8)  Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)

     9)  MetLife Saengmyoung Insurance Company Ltd. (Korea)

     10) Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

          a) Seguradora America do Sul S.A. (Brazil) 99.89% is owned by Metropolitan Life Seguros E Previdencia Privado S.A.

S.   Metropolitan Marine Way Investments Limited (Canada)

T. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

U. Seguros Genesis S.A. (Mexico) Metropolitan holds 93.58%, and Metropolitan Asset Management Corporation holds 3.19%.

V.   Hyatt Legal Plans, Inc. (DE)

     1) Hyatt Legal Plans of Florida, Inc. (FL)

W.   One Madison Merchandising L.L.C. (CT)

X.   Metropolitan Realty Management, Inc. (DE)

     1) Edison Supply and Distribution, Inc. (DE)

     2) Cross & Brown Company (NY)

          a) CBNJ, Inc. (NJ)

Y.   MetPark Funding, Inc. (DE)

Z.   Transmountain Land & Livestock Company (MT)

AA.  MetLife Trust Company, National Association (United States)

AB.  Benefit Services Corporation (GA)

AC.  GA Holding Corp. (MA)

AD.  CRH Co., Inc. (MA)

AE.  334 Madison Euro Investments, Inc. (DE)

     1) Park Twenty Three Investments Company (United Kingdom) 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited.

          a) Convent Station Euro Investments Four Company (United Kingdom) 1% voting control of Convent Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

AF.  L/C Development Corporation (CA)

AG. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

AH. New England Portfolio Advisors, Inc. (MA) A.D. CRB Co., Inc. (MA). (AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

AI. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan Life Insurance Company owns 34% of St. James Fleet Investments Two Limited.

AJ.  MetLife New England Holdings, Inc. (DE)

     1) Fulcrum Financial Advisors, Inc. (MA)

     2) New England Life Insurance Company (MA)

          a) New England Life Holdings, Inc. (DE)

               i) New England Securities Corporation (MA)

                    (1) Hereford Insurance Agency, Inc. (MA)

                    (2) Hereford Insurance Agency of Alabama, Inc. (AL)

                    (3) Hereford Insurance Agency of Hawaii, Inc. (HI)

               ii) N.L. Holding Corp. (DEL) (NY)

                    (1) Nathan & Lewis Securities, Inc. (NY)

                    (2) Nathan & Lewis Associates, Inc. (NY)

                         (a) Nathan and Lewis Insurance Agency of Massachusetts,
                             Inc. (MA)

                        (b) Nathan and Lewis Associates of Texas, Inc. (TX)

     (3) Nathan & Lewis Associates-Arizona, Inc. (AZ)

     (4) Nathan & Lewis of Nevada, Inc. (NV)

          iii) MetLife Advisers, LLC (MA)

               b) Omega Reinsurance Corporation (AZ)

               c) New England Pension and Annuity Company (DE)

               d) Newbury Insurance Company, Limited (Bermuda)

AK.  GenAmerica Financial Corporation (MO)

     1) General American Life Insurance Company (MO)

          a) Paragon Life Insurance Company (MO)

          b) Security Equity Life Insurance Company (NY)

          c) Cova Corporation (MO)

               i)   MetLife Investors Insurance Company (MO)

                    (1) MetLife Investors Insurance Company of California (CA)

                    (2) First MetLife Investors Insurance Company (NY)

               ii)  Cova Life Management Company (DE)

                    (1) Cova Life Administration Services Company (IL)

                         d) General Life Insurance Company (TX)

                         e) Equity Intermediary Company (MO)

               i) Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.9% is held by Equity Intermediary Company.

     (1) Reinsurance Company of Missouri Incorporated (MO)

          (a) RGA Reinsurance Company (MO)

               (i) Fairfield Management Group, Inc. (MO)

               1. Reinsurance Partners, Inc. (MO)

               2. Great Rivers Reinsurance Management, Inc. (MO)

               3. RGA (U.K.) Underwriting Agency Limited (United Kingdom)

     (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America, Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

     (3) RGA Americas Reinsurance Company, Ltd. (Barbados)

     (4) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

          (a) RGA Financial Group, L.L.C. (DE) 80% of RGA Financial Group, L.L.C. is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company owns 20% of RGA Financial Group, L.L.C.

     (5) RGA International Ltd. (CBCA) (Canada)

          (a)  RGA Canada Management Inc. (CBCA) Canada)

               (i)  RGA Life Reinsurance Company of Canada Limited (CBCA)
                    (Canada)

     (6) RGA Holdings Limited (United Kingdom)

          (a) RGA UK Services Limited (United Kingdom)

          (b) RGA Capital Limited U.K. (United Kingdom)

          (c) RGA Reinsurance (UK) Limited (United Kingdom)

     (7) RGA South African Holdings (Pty) Ltd. (South Africa)

          (a) RGA Reinsurance Company of South Africa Limited (South Africa)

     (8) RGA Australian Holdings Pty Limited (Australia)

          (a) RGA Reinsurance Company of Australia Limited (Australia)

     (9) General American Argentina Seguros de Vida, S.A. (Argentina)

     (10) RGA Argentina, S.A. (Argentina)

     (11) Regal Atlantic Company (Bermuda) Ltd. (Bermuda)

     (12) Malaysia Life Reinsurance Group Berhad. (Malaysia) Reinsurance Group of America, Incorporated owns 30% of Malaysia Life Reinsurance Group Berhad.

     (13) RGA Sigma Reinsurance SPC (Cayman Islands)

     (14) RGA International Co. (Nova Scotia)

          (a) RGA Financial Products Limited (Canada)

               f)   GenAm Holding Company (DE)

                    i)   Krisman, Inc. (MO)

                    ii) Genelco de Mexico S.A. de C.V. (Mexico) 99% of the shares of Genelco de Mexico S.A. de C.V. are held by Krisman, Inc. and 1% is held by General American Life Insurance Company.

                    iii) White Oak Royalty Company (OK)

                    iv)  GM Marketing Incorporated (MO)

               g)   John S. McSwaney & Associates, Inc. (ND)

               h) GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     2) Collaborative Strategies, Inc. (MO)

     3) Missouri Reinsurance (Barbados) Inc. (Barbados)

     4) GenAmerica Capital I (DE)

     5) Walnut Street Securities, Inc. (MO)

          a) WSS Insurance Agency of Alabama, Inc. (AL)

          b) WSS Insurance Agency of Massachusetts, Inc. (MA)

          c) WSS Insurance Agency of Nevada, Inc. (NV)

          d) WSS Insurance Agency of Ohio, Inc. (OH)

          e) WSS Insurance Agency of Texas, Inc. (TX)

          f) Walnut Street Advisers, Inc. (MO)

     6) General American Distributors, Inc. (MO)

AL. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia (Poland)

AM.  MetLife (India) Private Ltd. (India)

AN.  Tossle Company (Cayman Islands)

AO.  MetDent, Inc. (DE)

AP.  334 Madison Avenue BTP-D Investor, LLC (DE)

AQ.  334 Madison Avenue BTP-E Investor, LLC (DE)

AR.  MetLife Holdings, Inc. (DE)

     1) MetLife Credit Corp. (DE)

     2) MetLife Funding Inc. (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

2) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

4) Metropolitan indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

5) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

7) Mezzanine Investment Limited Partnerships (MILPs), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following:
     Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 30. Indemnification

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.


Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

     (a) New England Securities Corporation also serves as principal underwriter for:

     New England Zenith Fund
     New England Variable Annuity Fund I
     New England Variable Annuity Separate Account
     New England Life Retirement Investment Account
     The New England Variable Account

     (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

                                 Positions and Offices with Principal
                Name                          Underwriter

Richard J. Miller******               Chairman of the Board, Director, President
                                      and CEO
Virgel E. Aquino*****                 Assistance Vice President
Steven J. Brash**                     Assistant Treasurer
David Decker***                       Vice President
Mary M. Diggins*                      Vice President, General Counsel, Secretary
                                      and Clerk
Johannes Etwaroo*****                 Vice President of Operations
Thom A. Faria*                        Director
Anne M. Goggin*                       Director
Gregory M. Harrison***                Assistant Treasurer
Paul D. Hipworth*****                 Treasurer and Chief Financial Officer
Laura A. Hutner*                      Vice President
Mitchell A. Karman*                   Vice President
Rebecca Chiccino Kovatch**            Field Vice President
Joanne Logue*                         Vice President
Genevieve Martin*                     Field Vice President
Sean McNamara*****                    Assistant Vice President
Jonathan M. Rozek*                    Vice President
Bette Skandalis*                      Vice President

Principal Business Address:

*New England Financial - 501 Boylston Street, Boston, MA 02117
**MetLife - One Madison Avenue, New York, NY 10010
***MetLife - 27-01 Queens Plaza North, Long Island City, NY 11101
****MetLife - 260 Madison Avenue, New York, NY 10016
*****MetLife - 485 E US Highway South, Iselin, NY 08830
******General American, 700 Market Street, St. Louis, MO 63101

          (c)
          (1)                      (2)                     (3)                    (4)                    (5)
   Name of Principal         Net Underwriting        Compensation on
      Underwriter             Discounts and         Events Occasioning         Brokerage                Other
                               Commissions          the Deduction of a        Commissions            Compensation
                                                   Deferred Sales Load

New England
Securities                          --                      --                     --                     --
Corporation

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

Item 32. Location Of Accounts And Records

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a) Registrant

     (b) Metropolitan Life Insurance Company
         One Madison Avenue
         New York, NY  10010

     (c) New England Securities Corporation
         501 Boylston Street
         Boston, Massachusetts 02117

Item 33. Management Services

     Not applicable

Item 34. Fee Representation


     New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 11th day of February, 2003.


                                 New England Variable Life Separate Account
                                              (Registrant)

                                 By:      New England Life Insurance Company
                                              (Depositor)


                                          By:      /s/ Anne M. Goggin
                                             -----------------------------------
                                                       Anne M. Goggin, Esq.
                                                       Senior Vice President
                                                       and General Counsel
Attest:


/s/  John E. Connolly, Jr.
--------------------------
        John E. Connolly, Jr.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 11th day of February, 2003.


                                           New England Life Insurance Company

(Seal)
                                           By:      /s/ Anne M. Goggin
                                              ----------------------------------
                                                         Anne M. Goggin, Esq.
                                                         Senior Vice President
                                                         and General Counsel
Attest:
/s/    John E. Connolly, Jr.
----------------------------------
       John E. Connolly, Jr.


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on February 11, 2003.

                     *                   Chairman, President and Chief Executive
----------------------------             Officer
C. Robert Henrikson

                     *
----------------------------
Thom A. Faria                            Director
                     *
----------------------------
Stewart G. Nagler                        Director
                     *
----------------------------
Catherine A. Rein                        Director
                     *
----------------------------
Stanley J. Talbi                         Director
                     *
----------------------------
Lisa M. Weber                            Director
                     *
----------------------------
William J. Wheeler                       Director

                     *                   Senior Vice President and Treasurer
----------------------------             (Principal Financial Officer)
Anthony J. Williamson

                     *                   Senior Vice President, Controller and
----------------------------             (Principal Accounting Officer)
Virginia M. Wilson

                                    By:      /s/ Marie C. Swift, Esq.
                                        -----------------------------
                                                 Marie C. Swift, Esq.
                                                 Attorney-in-fact

* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to power of attorney filed with Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, on December 13, 2002.